UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07458

Tweedy, Browne Fund Inc.
(Exact name of registrant as specified in charter)

One Station Place, 5th Floor Stamford, CT 06902
(Address of principal executive offices) (Zip code)

Patricia A. Rogers Tweedy, Browne Company LLC One Station Place, 5th Floor Stamford, CT 06902
(Name and address of agent for service)

registrant’s telephone number, including area code: 203-703-0600

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

TWEEDY, BROWNE FUND INC.

ANNUAL REPORT

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

March 31, 2013

TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE FUND INC.

Tweedy, Browne Global Value Fund

Tweedy, Browne Global Value Fund II – Currency Unhedged

Tweedy, Browne Value Fund

Tweedy, Browne Worldwide High Dividend Yield Value Fund

ANNUAL REPORT

March 31, 2013

TWEEDY, BROWNE FUND INC.

Investment Adviser’s Note (Unaudited)

Global equity market returns over the last year of approximately 14% in local currency‡ could perhaps best be summarized by the phrase, “who would have thought?” … especially in the face of a drumbeat of concern about the breakup of the euro, political gridlock in the U.S. over how to resolve government deficits, fears over what a slowdown in China might mean, and a “flight” to safety in which “investors” (however that term is defined) crowded into debt securities to the point where ten-year U.S. Treasuries yield less than 2%, and Swiss banks began charging customers for deposits.* Many of the most recognized observers on the state of financial markets did not mince words when it came to discussing the prospects for the future. Some were very pessimistic, a few very optimistic, and even fewer saying it’s just not clear what’s going to happen. One well-known weekly featured an article entitled, “Why Stocks are Dead,” while others argued economic growth in the developed world is all but over. An interesting paper written by Robert Gordon, an economic historian at Northwestern University, entitled, “Is U.S. Economic Growth Over?” seemed to capture much of this thinking, at least insofar as the U.S. economy is concerned. The paper is interesting and readily available on the web.

Despite all of these concerns, most markets around the world plodded ahead. The old Wall Street adage, “the market climbed a wall of worry,” somehow seems applicable. We certainly don’t have a simple one-sentence explanation for all of this. Even if we did, it would be after the fact, and that, frankly, is not worth much in our business. The explanation most frequently offered for the markets’ rise has been the flood of liquidity created by central banks, which has driven yields to the point where, in the words of Grant’s Interest Rate Observer, fixed income investors are living on “bird seed.” This, of course, carries with it the concern as to whether central banks will be able to manage the “withdrawal symptoms” when the time comes to shift from monetary easing to monetary tightening.

Then, in early January, in rather abrupt fashion, these concerns were seemingly demoted (possibly just temporarily), and a renewed interest in equities took center stage, at least in the financial press. Frequently cited factors included the beginning of the “great rotation” out of bonds back into stocks; the reappearance of merger and acquisition activity,

‡ As measured by the MSCI World Index.

* Stocks and bonds are subject to different risks. In general, stocks are subject to greater price fluctuations and volatility than bonds and can decline significantly in value in response to adverse issuer, political, regulatory, market, or economic developments. Unlike stocks, if held to maturity, bonds generally offer to pay both a fixed rate of return and a fixed principal value. Bonds are subject to interest rate risk (as interest rates rise bond prices generally fall), the risk of issuer default, issuer credit risk, and inflation risk, although U.S. Treasuries are backed by the full faith and credit of the U.S. government.

which tends to push equity prices higher; some hopeful signs in China about economic growth; and a U.S. economy which is growing, albeit at a rate that won’t make much of a dent in unemployment. The Economist magazine described this shift as a “bout of optimism,” driven by just enough positive developments to ease some of the anxiety and fire up the greedier half of the “fear/greed meter.” Then in March, equity markets were thrown a curve ball in the form of a financial crisis in Cyprus which once again brought the Southern European debt situation back into focus. After a few days of market volatility and concern about the possibility of bank runs in Southern Europe, the monetary authorities stepped in to provide the framework for a bailout which would provide liquidity to their banks in return for significant haircuts on the deposits of Russian oligarchs. With markets reassured, they returned to their upward path.

Our goal in mentioning all of this is not to leave a message that we are extremely gloomy. As with everything in life, things are “complicated.” There are any number of positive factors, depending upon your vantage point. For example, energy developments in the U.S. should have a broad-based positive impact for both businesses and individuals in the future. U.S. energy-intensive businesses will likely enjoy significant cost advantages versus competitors elsewhere in the world. Concerns about the “offshoring” of jobs seem to be abating and there is increased discussion about “onshoring,” as rising wage and transportation costs in Asia and the increased competitiveness of the U.S. economy influence capital allocation decisions in corporations. According to a recent study, there will be a billion new middle class consumers in China and India by 2020, which bodes well for many of the businesses we own. Yield spreads on European government bonds between the “strong” and “weak” economies have narrowed, suggesting greater confidence that Europe is gradually, if not grudgingly, working through its problems. Finally, the debate over China is over how fast it will grow and not whether it will continue to grow at a high rate.

So the question is, what are we to make of all this and how do we translate it into coherent investment decisions? We certainly are not about to pick sides in the debate. A compelling case can be made either way, and much depends on how finite your time horizon is. The first and simplest conclusion is that macro forecasting is at best difficult if not impossible to get right on a sustained basis. Forecasting how the multitude of economic crosscurrents and behavioral factors driving buy and sell decisions will be translated into stock prices at any given point in time is beyond our skill set. That said, we accept that macroeconomic circumstances are going to have an impact to a greater or lesser extent on every business and every individual. Our response should come as no surprise; we always revert to what has been our firm’s investment framework for the past five decades. We own a business and businesses have a value independent of stock prices. Determining that value, we believe, is a more objective, knowable process than forecasting markets. We continually ask ourselves, what are the competitive advantages or weaknesses of a business? Does it have the financial flexibility and strength to withstand a difficult economic environment? Do its products have sustainable demand prospects? Can the business adapt to changing circumstances? In this process, we are attracted to companies that compete around the world, because in effect, we think that they are reducing the risk presented by any one market while at the same time positioning themselves to take advantage of more promising opportunities. Once we are comfortable with the business, and the value that would accrue to us as shareholders in an arm’s-length sale of the business, we then look to buy shares, if they are available in the public market at a discount from our estimate of value. If not, we wait.

What we won’t do is invest on the assumption that the “great rotation” out of bonds, or some other factor, will drive broad equity prices higher. Ultimately, what we believe will sustain and drive equity prices of the companies we own are the underlying economics of the business. When stock prices move beyond what we consider a reasonable valuation of the business we reverse the process and generally become a seller. We are not comfortable with excessive assumptions about the future to justify our judgment on valuation. Speaking figuratively, when the equity party gets too loud, our practice is not to keep dancing, but rather walk away from the dance floor. What this implies, as a practical matter, is that in a rising market with fewer new opportunities, we will end up with more cash reserves, which will be a drag on returns. Since we don’t lower the bar just to stay invested, the likelihood is we will “underperform” over a particular period of time, an outcome we are prepared to put up with. For us, the investment business is a marathon, not a sprint, and we think our approach to the race is the right one. We are appreciative of the fact that we have many clients and shareholders with a similar perspective, which reinforces our commitment to the process.

Performance Results

Presented below are investment results of the four Tweedy, Browne mutual funds, through March 31, 2013, with comparisons to the indices we consider relevant.*

	Tweedy, Browne Global Value Fund
Period Ended 3/31/13	Return before Taxes*	Return after Taxes on Distributions**	Return after Taxes on Distributions & Sale of Fund Shares**	MSCI EAFE Index(1)(2) (Hedged to US$)	MSCI EAFE Index(1)(2) (in US$)
3 Months	8.05%	8.05%	4.55%	9.56%	5.13%
6 Months	13.43	11.87	10.73	17.70	12.04
1 Year	17.48	15.86	13.14	16.89	11.27
3 Years	10.17	9.52	8.47	4.69	5.00
5 Years	5.46	4.72	4.74	1.28	-0.88
10 Years	11.26	10.68	9.82	8.09	9.70
15 Years	7.60	6.66	6.30	2.84	3.77
Since Inception (6/15/93)(3)	10.21	9.14	8.63	5.35	5.21
Total Annual Fund Operating Expense Ratios as of 3/31/12 and 3/31/13 were 1.40% and 1.39%, respectively†

	Tweedy, Browne Global Value Fund II – Currency Unhedged
Period Ended 3/31/13	Return before Taxes*	Return after Taxes on Distributions**	Return after Taxes on Distributions & Sale of Fund Shares**	MSCI EAFE Index(1)(2) (in US$)	MSCI EAFE Index(1)(2) (Hedged to US$)
3 Months	5.69%	5.69%	3.22%	5.13%	9.56%
6 Months	11.90	11.74	7.39	12.04	17.70
1 Year	14.77	14.61	9.03	11.27	16.89
3 Year	10.02	9.88	7.94	5.00	4.69
Since Inception (10/26/09)(3)	9.58	9.45	7.61	4.80	6.16
Gross Annual Operating Expense Ratio as of 3/31/12 and 3/31/13 were 1.44% and 1.41%, respectively†‡
Net Annual Operating Expense Ratio as of 3/31/12 and 3/31/13 were 1.41% and 1.39%, respectively†‡

	Tweedy, Browne Value Fund
Period Ended 3/31/13	Return before Taxes*	Return after Taxes on Distributions**	Return after Taxes on Distributions & Sale of Fund Shares**	S&P 500/ MSCI World Index (Hedged to US$)(1)(4)(5)(6)¶	MSCI World Index (Hedged to US$)(1)(6)	S&P 500(1)(5)
3 Months	9.72%	9.72%	5.50%	9.73%	9.73%	10.61%
6 Months	13.26	12.46	8.72	12.90	12.90	10.19
1 Year	17.24	16.42	11.02	14.28	14.28	13.96
3 Years	9.61	8.82	7.73	8.24	8.24	12.67
5 Years	6.86	5.94	5.53	3.23	3.23	5.81
10 Years	8.00	7.04	6.72	6.90	8.06	8.53
15 Years§	4.90	3.98	3.98	3.22	3.38	4.27
Since Inception§ (12/8/93)(3)	8.82	7.93	7.50	7.71	6.68	8.56
Total Annual Fund Operating Expense Ratios as of 3/31/12 and 3/31/13 were 1.41% and 1.40%, respectively†
¶ S&P 500 (12/8/93-12/31/06)/MSCI World Index (Hedged to US$) (1/1/07-present).

	Tweedy, Browne Worldwide High Dividend Yield Value Fund
Period Ended 3/31/13	Return before Taxes*	Return after Taxes on Distributions**	Return after Taxes on Distributions & Sale of Fund Shares**	MSCI World Index (1)(6) (in US$)
3 Months	5.02%	5.02%	2.84%	7.73%
6 Months	8.20	8.16	4.73	10.41
1 Year	11.32	11.15	6.96	11.86
3 Years	9.50	9.29	7.60	8.46
5 Years	4.30	3.84	3.33	2.23
Since Inception (9/5/07)(3)	3.35	2.93	2.59	0.73
30-Day Standardized Yield (Subsidized) as of 3/31/13: 1.76% 30-Day Standardized Yield (Unsubsidized) as of 3/31/13: 1.75%
Gross Annual Fund Operating Expense Ratios as of 3/31/12 and 3/31/13 were 1.39% and 1.39%, respectively†‡
Net annual Operating Expense Ratios as of 3/31/12 and 3/31/13 were 1.39% and 1.39%, respectively†‡

* The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares,

when redeemed, may be worth more or less than their original cost. Returns before taxes do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end. See page II-7 for footnotes 1 through 6, which describe the indices and inception dates of the Funds. Results are annualized for all periods greater than one year.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions are adjusted for federal income taxes associated with fund distributions, but do not reflect the federal income tax impact of gains or losses recognized when fund shares are sold. Returns after taxes on distributions and sale of fund shares are adjusted for federal income taxes associated with fund distributions and reflect the federal income tax impact of gains or losses recognized when fund shares are sold. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

† The Funds do not impose any front-end or deferred sales charge. However, the Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged and Tweedy, Browne Worldwide High Dividend Yield Value Fund impose a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

‡ Tweedy, Browne Company LLC (the “Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Worldwide High Dividend Yield Value Fund and Global Value Fund II — Currency Unhedged to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through December 31, 2013. In this arrangement the Worldwide High Dividend Yield Value Fund and Global Value Fund II — Currency Unhedged have agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.

§ The Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived from December 8, 1993 through March 31, 1999.

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We’d like to say a few things about performance in the hopes of managing future expectations. We have had the good fortune over these last many years of outperforming indices by a considerable margin and with a rather surprising amount of consistency. We are particularly proud of the fact that these returns were earned without any direct exposure to eurozone banks, very little exposure to Southern Europe, and while maintaining an average cash reserve position of approximately 10%. That said, we have come a long way in a short period of time. For example, all four of our Funds have produced double digit returns over the last twelve months, and since the bottom of the financial crisis, from March 9, 2009 through March 31, 2013, have returned cumulatively between 115% and 130%, producing average annual compound returns during this period of between 21% and 23%. Not bad for the so called “new normal.”

These kinds of returns were not entirely unexpected given the low valuations that equities had succumbed to during the crisis. However, we must remind our investors that ultimately we believe that our returns in the stock market are inextricably tied to the underlying fundamentals of the businesses we own, and while those fundamentals have improved dramatically over the last four years, in most instances that improvement has now been recognized in the stock market. While our Fund portfolios for the most part still trade at reasonable valuations (13 to 15 times estimated earnings), many of the companies that we have owned for years are now trading at fair value or marginally above our estimate of fair value. As a result, we have become net sellers as we trim and in some instances sell positions that have gotten ahead of themselves in our view. Cash reserves have been slowly growing in our Funds, and if the market continues to head north without much underlying volatility, and flows into our Funds continue to increase as has been the case over the last three months, they could very well approach levels which might cause us to take action to prevent dilution to our existing shareholders.

In such an exuberant environment, our Funds should participate as the tide rises, but with growing cash reserves, it would also be very difficult to keep up with benchmark indices. As we have mentioned many times in these letters, we expect to trail a benchmark index as much as 30% to 40% of annual fiscal and calendar year periods. (Past performance may not be indicative of future results. There may be periods where Tweedy, Browne Funds underperform for more extended periods of time.) Given the risks inherent in rising equity market valuations, we believe this is a cost worth bearing. We try to never lose sight of the fact that equity market valuations are the gravitational forces of our markets, and you can’t defy the laws of gravity for long in life or in markets.

Our Fund Portfolios

Please note that individual companies discussed herein represent holdings in our Funds, but are not necessarily held in all four of our Funds. See the attached Portfolio of investments for the Funds’ holdings in each of these companies.

While the vast majority of stocks in our Fund portfolios had very good returns for the year, our best results were produced by a number of our pharmaceutical, beverage, food,

insurance and industrial holdings. This included pharmaceuticals such as Roche, Novartis, Johnson & Johnson, Mitsubishi Tanabe, and GlaxoSmithKline; beverage holdings such as Heineken and Diageo; food stocks such as Nestle and Unilever; banks and insurance stocks such as Bangkok Bank, HSBC, Provident Financial, Zurich Insurance and Munich Re; and industrials such as ABB, Krones, Teleperformance, BAE, G4S, Unifirst, 3M, Norfolk Southern and Union Pacific. We also had nice returns in a few of our media companies including the Daily Mail, Mediaset España, and Schibsted as economic green shoots foreshadowed the possibility of an improving advertising market. Google and Cisco, our two technology holdings, also produced nice returns for our portfolios. While we continue to collect an attractive dividend yield in our oil & gas stocks, with the exception of ConocoPhillips, and its spinoff, Phillips 66, those stocks generally lagged for the year. That said, we had strong returns in two companies that service the oil and gas industry, Halliburton and Vallourec. As you may know, the Japanese equity market came on like gangbusters in the first quarter of this year, boosted by change in the Japanese government and the steps they have taken to increase their money supply and bring down the value of the yen. We have only had a modest allocation to Japanese equities over the last many years, and this has generally served us well. However, Japanese equities constitute a large component of the EAFE Index and if they continue to outperform, it could have a dampening effect on our relative returns.

By and large, currency hedging was additive over the last year as most major currencies weakened against the U.S. dollar. This was helpful in preserving the bulk of our local currency returns in the Global Value Fund and the Value Fund.

During the past year, we continued to reduce our positions in branded consumer products companies including food, beverage, tobacco, and household products holdings which were trading at or near our estimates of intrinsic value. We trimmed our positions in Nestle, Arca Continental, Coca-Cola Femsa, Heineken, British American Tobacco, Henkel, and Kimberly-Clark, and sold our remaining shares in Coca-Cola. We also reduced our position in a number of industrial holdings including Kone, our long time Finnish elevator holding, Krones, the German beverage equipment manufacturer, Linde, the German industrial gas company, and sold our remaining shares in Guoco Group, the Hong Kong-based property company, Fraser & Neave, the Singapore-based conglomerate, and Henry Schein, the U.S.-based dental distribution company. We also took advantage of the rising tide in Japan to sell a number of our positions including Canon, Daiwa Industries, Fukuda Denshi, and Hi-Lex, among others. We also sold our remaining shares in, Mondadori, Exelon, and IGM Financial, all of which had produced rather disappointing results.

We established several new positions during the year, and added to, sold and trimmed a number of others. More recent additions to our Fund portfolios have included Joy Global, the U.S.-based mining equipment manufacturer, DBS Group

Holdings, the large Singapore-based bank, Halliburton, the Houston-based global oil service company, and Mitsubishi Tanabe, the Japanese pharmaceutical company. All of these companies at purchase were trading at significant discounts from our conservative estimates of their intrinsic value, were in our opinion financially strong, and had solid prospects for future growth. In addition to the above, we added to our positions in Devon Energy, Royal Dutch, G4S, Safran, Vallourec, SCOR, HSBC, and Tesco, among others.

In terms of current positioning, our Fund portfolios continue to be multi-capitalization in character although they have had a larger capitalization orientation for the last several years. Except for the Value Fund, European securities continue to comprise the largest segment of our portfolios by geography. This categorization is largely a function of where corporate headquarters are located, with most of these companies having a broad global footprint from an end market or revenue perspective. Industry concentrations continue to include food, beverage and tobacco companies, media stocks, insurance companies, pharmaceuticals, and a growing industrial segment. We have also been increasing our commitments to the energy industry with our recent investments in Halliburton and Vallourec which provide goods and services to oil and gas companies. In general, as we mentioned in our last quarterly report, over the last quarter and year, we have sold or reduced positions in a number of consumer oriented businesses, and established new positions in various industrial-based businesses where we were presented with pricing opportunities. Cash reserves have on average been increasing modestly in our Fund portfolios as bargains have become more difficult to uncover in the markets’ rather aggressive advance.

Our Worldwide High Dividend Yield Value Fund

Many of you in recent years have chosen to invest in the Tweedy, Browne Worldwide High Dividend Yield Value Fund, and we thank you for those commitments. This is a strategy that we have been executing for nearly 34 years in separate accounts, and for over five years in our Fund. It has served us well over the long term; and, it has performed particularly well on a relative basis in the volatile markets of recent years. During 2011, when the Southern European crisis came to a head, it was the best performing Fund at Tweedy, Browne. In 2012, as global equity markets gathered momentum, our Worldwide High Dividend Yield Value Fund produced a very nice absolute return, but underperformed our other fund portfolios. As you can see from the chart below, which compares the returns of dividend paying securities to their non-dividend paying brethren in the MSCI World Index, non-dividend paying securities outperformed dividend payers in 2012. In fact, there was almost a perfect inverse correlation between the total return of a dividend paying security and its yield, with the higher yielding securities producing lower total returns.

MSCI World Index (constituents as at December 31, 2012)

Total Return through December 31, 2012

				Weighted Total Return		P/E Ratio (Forward)**
	# of Companies	Weight of Total Index*	Weighted Yield	6 Months	1 Year	2012 E	2013 E	P/Book**
Dividend Payers	1,411	91.58%	3.05	10.72%	20.42%	15.38	13.80	2.98
Non-Payers	199	8.42%	-	15.23%	28.89%	18.39	20.30	4.29
Total Index	1,610	100.00%	2.79	11.10%	21.14%	15.63	14.35	3.09

Dividend Payers:

				Weighted Total Return		P/E Ratio (Forward)**
Dividend Yield Quintile Groups	# of Companies	Weight of Total Index*	Weighted Yield	6 Months	1 Year	2012 E	2013 E	P/Book**
Quint 1: > 4.25	282	17.18%	5.90	7.63%	12.72%	12.70	12.08	2.31
Quint 2: 3.08 - 4.25	282	24.23%	3.59	8.29%	16.04%	14.35	13.30	3.19
Quint 3: 2.18 - 3.08	282	19.26%	2.57	11.49%	18.20%	14.40	13.24	2.86
Quint 4: 1.47 - 2.18	282	15.25%	1.79	13.26%	26.61%	17.89	15.15	3.40
Quint 5: < 1.47	283	15.66%	0.91	14.46%	32.37%	18.67	15.85	3.11
All Dividend Payers	1,411	91.58%	3.05	10.72%	20.42%	15.38	13.80	2.98

*	Using the Index’s constituent members as of December 31, 2012
**	Excludes Values >100

Note: “Dividend Payers” are companies in the index that have a 12-month Dividend Yield > 0%

Data source: Bloomberg, MSCI

This chart does not represent the performance of any Tweedy, Browne managed account, composite, or Fund. It is provided for information purposes only to illustrate the relative performance of dividend paying stocks versus non-dividend paying stocks.

The fear at year-end that taxes on dividends might revert back to high ordinary income rates certainly might have played some small role in dampening investors’ appetites for high dividend paying securities. While we do not welcome higher taxes on investment capital, we were relieved to see that our government did not drive us completely over the fiscal cliff when it comes to dividends. As you know, going forward, under the new American Taxpayer Relief Act of 2012, only the highest income earners ($400,000 for individuals, $450,000 for joint filers) will face an increase in the federal tax rate on qualified dividends, and that increase was quite modest with the rates on long-term capital gains and dividends for this investor class bumped up from 15% to 20%. High income tax payers will also face additional incremental taxes on investment income as mandated by “Obamacare.” Investors with lower incomes will continue to be taxed at 15% on their qualified dividends. Compared to more punitive potential alternatives, we felt this was a pretty benign outcome.

Despite all the commentary you read today about dividend stocks being overvalued as investors chase yield, the equities in our Worldwide High Dividend Yield Value Fund trade at approximately 12.8x 2013 estimated earnings and pay a dividend yield of approximately 3.9%. (Please note that the weighted average dividend yield shown above is not representative of the Worldwide High Dividend Yield Value Fund’s yield, nor does it represent the Fund’s performance. The figure solely represents the average dividend yield of the common stocks held in the Fund’s portfolio. Please refer to the 30-Day Standardized Yield in the performance chart on page II-3 for the Fund’s yield.) Many of our portfolio companies have paid consistent and increasing dividends for decades. Also, they have often behaved in a more shareholder friendly manner, buying back stock and reducing their share count over the longer term. As we have discussed in the past, dividend paying companies with strong free cash flow yields tend to have financial flexibility. This can inure to the investor’s benefit over time in the form of share buybacks, debt pay downs, dividend increases, and reinvestment opportunities. The key, of course, is to be able to buy these companies when they trade in the stock market at a reasonable discount from their value as an operating enterprise. After all, we are not investors in these securities for their income alone, but rather for the attractive total returns they produce over the longer term when they are purchased intelligently.

A Tip of the Hat to Our Shareholders

To be a successful investor generally requires the ability to remain dispassionate and cool headed when others are becoming unglued. We have the good fortune to practice an approach handed down to us by forebears such as Benjamin Graham and Warren Buffett that reinforces those qualities at Tweedy, Browne. In addition, we have been fortunate to have many shareholders who share our perspective. Your continued willingness to stick with us through thick and thin enables us to continue to take a longer term perspective in deploying your capital, which, in our experience, is absolutely critical to the efficacy of what we do for you. Getting the best entry point price in a security often requires us to be early, when the future for that particular security in the view of other market participants may seem very murky at best. It can sometimes take years for value recognition in the market, but if and when it happens, we can be amply rewarded. Your willingness to accept the near term randomness of markets, while behaviorally challenging, allows us to attempt to arbitrage what we believe to be the price-to-value gap over time, and is vital to our ability to produce attractive investment returns over the long term. As the investment time horizons for most investors and even most professionals has become maddeningly short in recent years, you have given us time to be successful, and for that we are appreciative.

We’ve Moved

As you may have already learned, we moved our offices in late February to Stamford, Connecticut, a suburban community about 40 miles up the road from New York City. Many of you may know that the Stamford/Greenwich, Connecticut area has become a financial center over the last 10 years, and today is reportedly home to many of the world’s top investment firms. A few of our new neighbors in Stamford include UBS, Royal Bank of Scotland, GE Asset Management, and even Ajit Jain, the highly acclaimed manager of Berkshire Hathaway’s Reinsurance Group. Looking out over the next five to ten years in our business, we felt that there were meaningful cost savings to be had by moving out of New York and into Connecticut.

Our new offices are in what is locally known as the “Thomson Reuters” building, a premier building located adjacent to the Stamford train station, which is easily accessible to our employees and clients from New York City via trains out of Grand Central Station. The transition has been seamless, and it is business as usual here at Tweedy, Browne. Please come visit us if you find yourself in the New York/Connecticut area.

Thank you for investing with us, and for your continued confidence.

Sincerely,

TWEEDY, BROWNE COMPANY LLC

William H. Browne

Thomas H. Shrager

John D. Spears

Robert Q. Wyckoff, Jr.

Managing Directors

April 2013

Footnotes:

(1)

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

(2)

MSCI EAFE Index US$ is an unmanaged capitalization weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3)

Inception dates for the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund are June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Prior to 2004, information with respect to MSCI EAFE indexes used was available at month end only; therefore the closest month end to the Global Value Fund’s inception date, May 31, 1993, was used.

(4)

S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06, and continuing with the performance of the MSCI World Index (Hedged to US$), beginning 1/01/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in US securities to investing no less than approximately 50% in US securities, and so the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund for periods starting January 1, 2007.

(5)

S&P 500 Index is an unmanaged capitalization weighted index composed of 500 widely held common stocks that assumes the reinvestment of dividends. The index is generally considered representative of U.S. large capitalization stocks.

(6)

The MSCI World Index is a free float-adjusted unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (US$) reflects the return of this index for a US dollar investor. MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into US dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for this index are inclusive of dividends and net of foreign withholding taxes.

Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in U.S. securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-U.S. countries. In addition, the securities of small, less well known companies may be more volatile than those of larger companies. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.

Although the practice of hedging against currency exchange rate changes utilized by the Tweedy, Browne Global Value Fund and Tweedy, Browne Value Fund reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds’ investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

This letter contains opinions and statements on investment techniques, economics, market conditions and other matters. Of course there is no guarantee that these opinions and statements will prove to be correct, and some of them are inherently speculative. None of them should be relied upon as statements of fact.

Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by Tweedy, Browne Company LLC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

TWEEDY, BROWNE FUND INC.

Expense Information (Unaudited)

A shareholder of the Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand their ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2012 to March 31, 2013.

Actual Expenses The first part of the table presented below, under the heading “Actual Expenses”, provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses paid during this period.

Hypothetical Example for Comparison Purposes The second part of the table presented below, under the heading “Hypothetical Expenses”, provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund, the Global Value Fund II – Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 60 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included, a shareholder’s costs would have been higher.

	Actual Expenses			Hypothetical Expenses (5% Return before Expenses)
	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid during Period* 10/1/12 – 3/31/13	Beginning Account Value 10/1/12	Ending Account Value 3/31/13	Expenses Paid during Period* 10/1/12 – 3/31/13	Annualized Expense Ratio
Global Value Fund	$1,000.00	$1,134.30	$7.34	$1,000.00	$1,018.05	$6.94	1.38%
Global Value Fund II – Currency Unhedged	$1,000.00	$1,119.00	$7.24	$1,000.00	$1,018.10	$6.89	1.37%
Value Fund	$1,000.00	$1,132.60	$7.39	$1,000.00	$1,018.00	$6.99	1.39%
Worldwide High Dividend Yield Value Fund	$1,000.00	$1,082.00	$7.11	$1,000.00	$1,018.10	$6.89	1.37%

*

Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by 365 (to reflect the one-half year period).

Tweedy, Browne

Global Value Fund

Portfolio Highlights as of March 31, 2013 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund vs. Morgan Stanley Capital

International (“MSCI”) Europe, Australasia and Far East (“EAFE”)

Index (in US$ and Hedged to US$)

6/15/93 through 3/31/13

Period Ended 3/31/13	Tweedy, Browne Global Value Fund	MSCI EAFE Index (Hedged to US$)	MSCI EAFE Index (in US$)
1 Year	17.48%	16.89%	11.27%
5 Years	5.46	1.28	-0.88
10 Years	11.26	8.09	9.70
Since Inception (6/15/93)	10.21	5.35	5.21
Total Annual Fund Operating Expense Ratios as of 3/31/12 and 3/31/13 were 1.40% and 1.39%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charge. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

MSCI EAFE Index US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

The inception date for the Fund is June 15, 1993. Prior to 2004, information with respect to MSCI EAFE indexes used was available at month end only; therefore the closest month end to the Fund’s inception date, May 31, 1993, was used.

Tweedy, Browne Global Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2013

In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of two appropriate broad-based securities indices, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in US dollars (i.e., non-US currencies are unhedged) and MSCI EAFE Index hedged into US dollars. Although we believe this comparison may be useful, the historical results of the MSCI EAFE indices in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2013

Shares		Value (Note 2)

	COMMON STOCKS—82.7%

	Canada—0.9%
750,000	National Bank of Canada	$55,078,990

	Czech Republic—0.0%(a)
2,800	Philip Morris CR a.s.	1,577,087

	Finland—0.7%
496,600	Kone Oyj, Class B	39,121,693

	France—9.4%
7,719,256	CNP Assurances	106,110,529
2,181,535	Safran SA	97,470,993
1,518,400	SCOR SE	43,674,765
712,949	Teleperformance SA	30,435,551
4,520,000	Total SA	216,812,111
1,256,600	Vallourec SA	60,509,656

		555,013,605

	Germany—8.7%
3,726,000	Axel Springer AG	161,741,011
1,936,000	Henkel AG & Company, KGaA	153,137,809
652,000	Krones AG	46,315,476
42,354	KSB AG	26,643,927
699,000	Muenchener Rueckversicherungs AG	130,957,034

		518,795,257

	Hong Kong—0.3%
434,500	Jardine Strategic Holdings Ltd.	17,197,510
59,000	Miramar Hotel & Investment	85,582

		17,283,092

	Italy—0.5%
144,268	Buzzi Unicem SpA	2,221,189
4,795,392	SOL SpA(b)	28,313,232

		30,534,421

	Japan—3.5%
1,987,000	Fujitec Company Ltd.	19,865,773
227,300	Fukuda Denshi Company Ltd.	8,461,498
831,900	Hi-Lex Corporation	16,829,119
1,577,500	Honda Motor Company Ltd.	60,402,042
36,500	Kaga Electronics Company Ltd.	310,572
38,900	Kawasumi Laboratories, Inc.	266,036
1,329,500	Kuroda Electric Company Ltd.	15,865,763
73,800	Lintec Corporation	1,405,041
69,100	Mandom Corporation	2,454,733
216,700	Medikit Company Ltd.	7,317,831
61,600	Mitsubishi Tanabe Pharma Corporation	943,459
2,116,000	NGK Spark Plug Company Ltd.	32,340,906
162,780	Nippon Kanzai Company Ltd.	2,588,344
72,700	Ryoyo Electro Corporation	662,666
134,500	Sangetsu Company Ltd.	3,596,394
100,400	SEC Carbon Ltd.	427,143
400,000	Shinko Shoji Company Ltd.	3,828,973
375,300	T. Hasegawa Company Ltd.	5,556,452
978,400	Takata Corporation	19,688,713
200,000	Tomen Electronics Corporation	2,431,398

		205,242,856

Shares		Value (Note 2)

	Mexico—2.2%
5,529,774	Arca Continental SAB de CV	$41,476,162
532,995	Coca-Cola Femsa SA de CV, Sponsored ADR (c)	87,288,591

		128,764,753

	Netherlands—10.2%
2,093,000	Akzo Nobel NV	133,090,246
3,160,000	Heineken Holding NV	202,846,063
5,972,020	Royal Dutch Shell PLC, Class A	193,172,704
930,000	Telegraaf Media Groep NV, CVA	10,867,276
1,039,000	TNT Express NV	7,628,797
1,368,000	Unilever NV, CVA	56,133,392

		603,738,478

	Norway—1.0%
24,550	Ekornes ASA	395,662
1,277,000	Schibsted ASA	56,925,847

		57,321,509

	Singapore—1.5%
1,321,700	DBS Group Holdings Ltd.	17,045,946
4,428,800	United Overseas Bank Ltd.	72,754,267

		89,800,213

	South Korea—0.4%
150,900	Daegu Department Store Company Ltd.	1,986,954
90,974	Hanil Cement Company Ltd.	4,668,898
141,713	Samchully Company Ltd.	15,093,466
9,442	Samyang Genex Company Ltd.	684,006
4,489	Samyang Holdings Corporation	279,604

		22,712,928

	Spain—1.1%
9,086,000	Mediaset España Comunicacion SA	65,348,356

	Sweden—0.0%(a)
63,360	Cloetta Fazer AB, B Shares(d)	165,660

	Switzerland—17.4%
388,000	CIE Financiere Richemont AG	30,525,371
218,165	Coltene Holding AG(b)	10,528,687
343,783	Daetwyler Holding AG, Bearer	38,119,452
10,000	Loeb Holding AG	1,795,237
2,781,120	Nestle SA, Registered	201,619,819
80	Neue Zuercher Zeitung(d)(e)	479,434
3,002,000	Novartis AG, Registered	213,828,502
53,473	Phoenix Mecano AG(b)	26,653,209
185,918	PubliGroupe SA, Registered(b)	28,213,123
984,000	Roche Holding AG	229,646,761
248,117	Siegfried Holding AG(b)	32,359,100
432,618	Tamedia AG	47,969,682
608,700	Zurich Insurance Group AG	169,827,911

		1,031,566,288

	Thailand—1.2%
9,089,500	Bangkok Bank Public Company Ltd., NVDR	68,904,525

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Portfolio of Investments

March 31, 2013

Shares		Value (Note 2)

	United Kingdom—13.2%
1,521,000	AGA Rangemaster Group PLC	$1,945,795
1,782,000	BBA Aviation PLC	6,967,594
1,325,000	British American Tobacco PLC	70,960,924
5,464,262	Daily Mail & General Trust PLC, Class A	58,868,346
5,634,635	Diageo PLC, Sponsored ADR	177,534,112
18,938,000	G4S PLC	83,795,671
200,000	GlaxoSmithKline PLC	4,672,243
2,845,500	Hays PLC	4,167,338
1,397,625	Headlam Group PLC	7,390,600
6,715,287	HSBC Holdings PLC	71,632,289
1,058,373	Imperial Tobacco Group PLC	36,946,699
3,346,355	Provident Financial PLC	79,470,635
4,891,800	TT Electronics PLC	13,073,121
2,700,000	Unilever PLC	114,138,173
17,721,661	Vodafone Group PLC	50,212,747

		781,776,287

	United States—10.5%
75,700	American National Insurance Company	6,576,059
1,094,821	Baxter International, Inc.	79,527,797
436	Berkshire Hathaway Inc., Class A(d)	68,138,080
301	Berkshire Hathaway Inc., Class B(d)	31,364
1,388,300	Cisco Systems, Inc.	29,029,353
587,000	ConocoPhillips	35,278,700
983,850	Devon Energy Corporation	55,508,817
76,000	Google Inc., Class A(d)	60,346,280
1,852,170	Halliburton Company	74,846,190
865,835	Johnson & Johnson	70,591,528
657,530	Joy Global, Inc.	39,136,186
918,700	Philip Morris International, Inc.	85,172,677
293,500	Phillips 66	20,536,195

		624,719,226

	TOTAL COMMON STOCKS (Cost $2,950,233,518)	4,897,465,224

	PREFERRED STOCKS—0.2%

	Croatia —0.1%
166,388	Adris Grupa d.d.	8,274,736

	Germany—0.1%
314,700	Villeroy & Boch AG	3,333,858

	TOTAL PREFERRED STOCKS (Cost $12,253,786)	11,608,594

Shares		Value (Note 2)

	REGISTERED INVESTMENT COMPANY—13.1%
777,617,220	Dreyfus Government Prime Cash Management (Cost $777,617,220)	$777,617,220

Face Value

	U.S. TREASURY BILLS—2.3%
$12,000,000	0.121%(f) due 08/15/13	11,996,040
125,000,000	0.140%(f) due 05/02/13(c)	124,990,017

	TOTAL U.S. TREASURY BILLS (Cost $136,979,521)	136,986,057

TOTAL INVESTMENTS (Cost $3,877,084,045)	98.3%	5,823,677,095
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.2	74,014,834
OTHER ASSETS AND LIABILITIES (Net)	0.5	27,936,732

NET ASSETS	100.0%	$5,925,628,661

(a)	Amount represents less than 0.1% of net assets.
(b)	“Affiliated company” as defined by the Investment Company Act of 1940. See Note 4.
(c)	All or a portion of this security has been segregated to cover certain open forward contracts. At March 31, 2013, liquid assets totaling $187,280,605 have been segregated to cover such open forward contracts.

(d)	Non-income producing security.
(e)	Fair valued security. This security has been valued at its fair value as determined in good faith by the Investment Adviser under procedures established by and under the general supervision of the Fund’s Board of Directors. Aggregate fair value securities represent less than 0.1% of the net assets of the Fund. See Note 1.

(f)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Sector Diversification (Unaudited)

March 31, 2013

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Energy	10.1%
Pharmaceuticals, Biotechnology & Life Sciences	9.3
Insurance	8.9
Beverage	8.6
Media	7.3
Capital Goods	6.8
Food	6.3
Banks	4.8
Tobacco	3.3
Materials	3.0
Household & Personal Products	2.6
Automobiles & Components	2.2
Commercial Services & Supplies	2.0
Health Care Equipment & Services	1.8
Diversified Financials	1.3
Technology Hardware & Equipment	1.3
Software & Services	1.0
Telecommunication Services	0.8
Consumer Durables & Apparel	0.6
Utilities	0.3
Transportation	0.2
Retailing	0.2

Total Common Stocks	82.7
Preferred Stocks	0.2
Registered Investment Company	13.1
U.S. Treasury Bills	2.3
Unrealized Appreciation on Forward Contracts (Net)	1.2
Other Assets and Liabilities (Net)	0.5

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2013

Schedule of Forward Exchange Contracts

March 31, 2013

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 3/31/13 (Note 2)	Unrealized Gain (Loss)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
70,000,000	European Union Euro	BNY	4/3/13	$89,796,005	$89,890,018	$94,013
35,000,000	Great Britain Pound Sterling	NTC	4/3/13	53,077,500	53,143,769	66,269

TOTAL				$142,873,505	$143,033,787	$160,282

FORWARD EXCHANGE CONTRACTS TO SELL(a)
20,000,000	Canadian Dollar ……	JPM	5/28/13	$(19,452,415)	$(19,658,296)	$(205,881)
20,000,000	Canadian Dollar ……	JPM	6/26/13	(19,408,054)	(19,645,883)	(237,829)
6,000,000	Canadian Dollar ……	NTC	8/12/13	(5,951,200)	(5,887,594)	63,606
8,000,000	Canadian Dollar ……	SSB	1/21/14	(8,055,583)	(7,822,751)	232,832
70,000,000	European Union Euro	BNY	4/3/13	(93,528,396)	(89,890,018)	3,638,378
20,000,000	European Union Euro	NTC	4/10/13	(26,644,399)	(25,684,060)	960,339
40,000,000	European Union Euro	BNY	8/7/13	(49,471,998)	(51,417,226)	(1,945,228)
50,000,000	European Union Euro	SSB	10/1/13	(65,236,500)	(64,303,852)	932,648
75,000,000	European Union Euro	SSB	10/8/13	(96,728,625)	(96,463,420)	265,205
130,000,000	European Union Euro	SSB	10/22/13	(168,950,597)	(167,229,759)	1,720,838
90,000,000	European Union Euro	SSB	10/24/13	(118,559,705)	(115,777,070)	2,782,635
100,000,000	European Union Euro	NTC	10/28/13	(130,645,007)	(128,647,014)	1,997,993
50,000,000	European Union Euro	NTC	10/31/13	(65,050,001)	(64,325,692)	724,309
50,000,000	European Union Euro	SSB	11/4/13	(64,980,501)	(64,328,605)	651,896
65,000,000	European Union Euro	NTC	12/2/13	(84,624,155)	(83,653,705)	970,450
50,000,000	European Union Euro	BNY	1/21/14	(66,947,498)	(64,385,464)	2,562,034
100,000,000	European Union Euro	JPM	2/3/14	(134,050,000)	(128,789,900)	5,260,100
55,000,000	European Union Euro	JPM	2/18/14	(73,931,548)	(70,846,489)	3,085,059
60,000,000	European Union Euro	NTC	2/24/14	(80,190,597)	(77,292,336)	2,898,261
80,000,000	European Union Euro	BNY	4/8/14	(102,976,006)	(103,108,967)	(132,961)

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund

Schedule of Forward Exchange Contracts

March 31, 2013

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 3/31/13 (Note 2)	Unrealized Gain (Loss)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
35,000,000	Great Britain Pound Sterling	NTC	4/3/13	$(55,689,543)	$(53,143,769)	$2,545,774
45,000,000	Great Britain Pound Sterling	NTC	4/10/13	(71,869,496)	(68,325,156)	3,544,340
20,000,000	Great Britain Pound Sterling	BNY	4/30/13	(32,142,000)	(30,363,478)	1,778,522
25,000,000	Great Britain Pound Sterling	BNY	5/2/13	(40,200,753)	(37,953,923)	2,246,830
20,000,000	Great Britain Pound Sterling	SSB	8/7/13	(31,348,496)	(30,350,822)	997,674
45,000,000	Great Britain Pound Sterling	NTC	10/22/13	(72,195,746)	(68,277,929)	3,917,817
30,000,000	Great Britain Pound Sterling	JPM	10/28/13	(47,931,897)	(45,518,457)	2,413,440
20,000,000	Great Britain Pound Sterling	SSB	12/2/13	(31,982,402)	(30,345,008)	1,637,394
25,000,000	Great Britain Pound Sterling	BNY	12/9/13	(39,998,250)	(37,931,102)	2,067,148
13,000,000	Great Britain Pound Sterling	NTC	2/18/14	(20,335,767)	(19,723,268)	612,499
25,000,000	Great Britain Pound Sterling	JPM	2/24/14	(38,661,250)	(37,929,212)	732,038
30,000,000	Great Britain Pound Sterling	SSB	3/11/14	(45,037,497)	(45,514,605)	(477,108)
45,000,000	Great Britain Pound Sterling	NTC	4/8/14	(68,176,796)	(68,272,804)	(96,008)
5,175,000,000	Japanese Yen	JPM	8/30/13	(64,930,991)	(55,111,615)	9,819,376
2,000,000,000	Japanese Yen	BNY	9/13/13	(24,542,889)	(21,302,078)	3,240,811
2,400,000,000	Japanese Yen	BNY	5/19/14	(29,809,961)	(25,666,906)	4,143,055
4,500,000,000	Japanese Yen	JPM	6/30/14	(53,078,556)	(48,171,239)	4,907,317
1,850,000,000	Japanese Yen	JPM	8/19/14	(20,030,750)	(19,826,189)	204,561
250,000,000	Mexican Peso	NTC	6/10/13	(16,964,680)	(20,117,729)	(3,153,049)
600,000,000	Mexican Peso	NTC	11/5/13	(44,107,917)	(47,639,920)	(3,532,003)
250,000,000	Mexican Peso	SSB	2/4/14	(19,098,548)	(19,687,955)	(589,407)
500,000,000	Mexican Peso	BNY	2/24/14	(38,102,786)	(39,305,398)	(1,202,612)
85,000,000	Norwegian Krone	BNY	5/21/13	(14,297,248)	(14,542,269)	(245,021)
80,000,000	Norwegian Krone	BNY	11/4/13	(13,689,020)	(13,604,464)	84,556
155,000,000	Norwegian Krone	SSB	2/24/14	(27,482,270)	(26,261,265)	1,221,005
12,000,000	Singapore Dollar	JPM	5/21/13	(9,625,411)	(9,673,846)	(48,435)
12,000,000	Singapore Dollar	BNY	6/26/13	(9,471,117)	(9,674,533)	(203,416)
24,000,000	Singapore Dollar	SSB	12/9/13	(19,668,746)	(19,360,407)	308,339
35,000,000	Singapore Dollar	JPM	2/18/14	(28,234,914)	(28,240,817)	(5,903)
17,000,000,000	South Korean Won	JPM	10/8/13	(15,017,668)	(15,146,236)	(128,568)
15,000,000	Swiss Franc	NTC	8/7/13	(15,540,499)	(15,871,629)	(331,130)
70,000,000	Swiss Franc	BNY	10/22/13	(75,504,261)	(74,178,002)	1,326,259
100,000,000	Swiss Franc	JPM	10/24/13	(109,110,747)	(105,973,178)	3,137,569
95,000,000	Swiss Franc	BNY	10/28/13	(103,055,878)	(100,683,268)	2,372,610
60,000,000	Swiss Franc	SSB	10/31/13	(64,731,902)	(63,593,578)	1,138,324
60,000,000	Swiss Franc	JPM	11/4/13	(64,693,514)	(63,599,105)	1,094,409
25,000,000	Swiss Franc	BNY	12/2/13	(27,124,381)	(26,515,760)	608,621
25,000,000	Swiss Franc	NTC	12/9/13	(27,150,304)	(26,519,796)	630,508
50,000,000	Swiss Franc	NTC	1/21/14	(55,096,419)	(53,089,236)	2,007,183
40,000,000	Swiss Franc	BNY	2/18/14	(43,806,812)	(42,497,289)	1,309,523
80,000,000	Swiss Franc	NTC	2/24/14	(87,052,090)	(85,005,688)	2,046,402
800,000,000	Thailand Baht	BNY	5/15/13	(25,196,850)	(27,235,155)	(2,038,305)
375,000,000	Thailand Baht	JPM	5/28/13	(11,744,441)	(12,756,093)	(1,011,652)
500,000,000	Thailand Baht	BNY	8/13/13	(15,531,568)	(16,932,987)	(1,401,419)

TOTAL				$(3,244,445,816)	$(3,170,591,264)	$73,854,552

Unrealized Appreciation on Forward Contracts (Net)						$74,014,834

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon
JPM	—	JPMorgan Chase Bank NA
NTC	—	Northern Trust Company
SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Global Value Fund II – Currency Unhedged

Portfolio Highlights as of March 31, 2013 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Global Value Fund II – Currency Unhedged vs.

Morgan Stanley Capital International (“MSCI”) Europe, Australasia and

Far East (“EAFE”) Index (in US$)

10/26/09 through 3/31/13

Period Ended 3/31/13	Tweedy, Browne Global Value Fund II – Currency Unhedged	MSCI EAFE Index (in US$)	MSCI EAFE Index (Hedged to US$)
1 Year	14.77%	11.27%	16.89%
Since Inception (10/26/09)	9.58	4.80	6.16
Gross Annual Fund Operating Expense Ratios as of 3/31/12 and 3/31/13 were 1.44% and 1.41%, respectively.
Net Annual Fund Operating Expense Ratios as of 3/31/12 and 3/31/13 were 1.41% and 1.39%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charge. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

Tweedy, Browne Company LLC (the “Investment Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through December 31, 2013. In this arrangement the Fund has agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.

MSCI EAFE Index US$ is an unmanaged capitalization weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Perspective On Assessing Investment Results (Unaudited)

March 31, 2013

In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II – Currency Unhedged to the results of an appropriate broad-based securities index, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in US dollars (i.e., non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing

Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2013

Shares		Value (Note 2)

	COMMON STOCKS—85.5%

	Australia—0.8%
536,701	Metcash Ltd.	$2,316,477

	Finland—0.4%
14,447	Kone Oyj, Class B	1,138,121

	France—10.7%
194,310	CNP Assurances	2,671,026
125,921	Safran SA	5,626,151
138,058	SCOR SE	3,971,055
116,167	Teleperformance SA	4,959,130
215,300	Total SA	10,327,356
55,104	Vallourec SA	2,653,449

		30,208,167

	Germany—8.1%
158,568	Axel Springer AG	6,883,239
57,210	Henkel AG & Company, KGaA	4,525,317
26,726	Krones AG	1,898,508
29,038	Muenchener Rueckversicherungs AG	5,440,244
36,984	Siemens AG	3,990,659

		22,737,967

	Hong Kong—0.4%
20,587	Jardine Strategic Holdings Ltd.	814,833
109,796	Miramar Hotel & Investment	159,263

		974,096

	Italy—1.5%
113,408	Buzzi Unicem SpA	1,746,060
50,853	Davide Campari-Milano SpA	396,371
79,458	Eni SpA	1,788,611
66,455	SOL SpA	392,367

		4,323,409

	Japan—4.2%
48,800	Canon, Inc.	1,790,683
51,200	Honda Motor Company Ltd.	1,960,434
61,700	Lintec Corporation	1,174,676
21,700	Mandom Corporation	770,879
111,400	Mitsubishi Tanabe Pharma Corporation	1,706,190
14,500	Nagase & Company Ltd.	179,207
96,000	NGK Spark Plug Company Ltd.	1,467,262
20,200	Nihon Kagaku Sangyo Company Ltd.	132,239
9,900	Nippon Kanzai Company Ltd.	157,419
14,500	Ryoyo Electro Corporation	132,169
23,900	SEC Carbon Ltd.	101,680
40,100	Shinko Shoji Company Ltd.	383,854
9,400	T. Hasegawa Company Ltd.	139,170
79,100	Takata Corporation	1,591,759
7,300	Tomen Electronics Corporation	88,746

		11,776,367

	Mexico—0.4%
150,143	Arca Continental SAB de CV	1,126,150

	Netherlands—10.8%
80,902	Akzo Nobel NV	5,144,418
58,943	Heineken Holding NV	3,783,657

Shares		Value (Note 2)

	Netherlands (continued)
57,932	Heineken NV	$4,374,135
287,987	Royal Dutch Shell PLC, Class A	9,315,305
193,100	TNT Express NV	1,417,826
160,433	Unilever NV, CVA	6,583,076

		30,618,417

	New Zealand—0.3%
328,666	Nuplex Industries Ltd.	914,399

	Norway—0.7%
42,980	Schibsted ASA	1,915,954

	Singapore—3.2%
225,000	DBS Group Holdings Ltd.	2,901,822
950,893	Metro Holdings Ltd.	701,328
329,389	United Overseas Bank Ltd.	5,411,049

		9,014,199

	South Korea—1.7%
22,040	Daegu Department Store Company Ltd.	290,209
16,750	Dongsuh Companies, Inc.	351,530
109,740	S&T Holdings Company Ltd.	1,139,221
17,600	Samchully Company Ltd.	1,874,528
11,744	Samyang Genex Company Ltd.	850,770
5,585	Samyang Holdings Corporation	347,870

		4,854,128

	Spain—1.0%
388,765	Mediaset España Comunicacion SA	2,796,077

	Switzerland—14.5%
113,335	ABB Ltd.	2,562,440
17,047	Coltene Holding AG	822,692
102,067	Nestle SA, Registered	7,399,440
129,444	Novartis AG, Registered	9,220,125
4,180	Phoenix Mecano AG	2,083,489
867	PubliGroupe SA, Registered	131,567
35,829	Roche Holding AG	8,361,803
18,059	Schindler Holding AG	2,582,173
2,135	Siegfried Holding AG	278,444
665	Tamedia AG	73,737
26,799	Zurich Insurance Group AG	7,476,948

		40,992,858

	Thailand—1.0%
369,189	Bangkok Bank Public Company Ltd., NVDR	2,798,701

	United Kingdom—17.1%
568,093	BAE Systems PLC	3,401,294
30,700	British American Tobacco PLC	1,644,151
426,833	Daily Mail & General Trust PLC, Class A	4,598,417
259,321	Diageo PLC, Sponsored ADR	8,170,596
947,426	G4S PLC	4,192,111
246,000	GlaxoSmithKline PLC	5,746,859
1,125,411	Hays PLC	1,648,205
213,814	Headlam Group PLC	1,130,642
704,223	HSBC Holdings PLC	7,511,981
111,082	Imperial Tobacco Group PLC	3,877,757
71,595	Provident Financial PLC	1,700,268
366,041	Tesco PLC	2,120,700

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II – Currency Unhedged

Portfolio of Investments

March 31, 2013

Shares		Value (Note 2)

	United Kingdom (continued)
144,469	TT Electronics PLC	$386,087
756,900	Vodafone Group PLC	2,144,609

		48,273,677

	United States—8.7%
11,431	Baxter International, Inc.	830,348
29,399	ConocoPhillips	1,766,880
70,900	Halliburton Company	2,865,069
106,257	Johnson & Johnson	8,663,133
59,645	Joy Global, Inc.	3,550,070
5,598	Mastercard, Inc., Class A	3,029,246
31,061	Philip Morris International, Inc.	2,879,665
14,700	Phillips 66	1,028,559

		24,612,970

	TOTAL COMMON STOCKS (Cost $206,719,457)	241,392,134

Shares		Value (Note 2)

	PREFERRED STOCKS—0.1%

	Germany—0.1%
648	KSB AG (Cost $341,191)	$375,523

	REGISTERED INVESTMENT COMPANY—15.1%
42,601,223	Dreyfus Government Prime Cash Management (Cost $42,601,223)	42,601,223

TOTAL INVESTMENTS (Cost $249,661,871)	100.7%	284,368,880
OTHER ASSETS AND LIABILITIES (Net)	(0.7)	(1,994,167)

NET ASSETS	100.0%	$282,374,713

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

Sector Diversification (Unaudited)

March 31, 2013

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	11.9%
Capital Goods	10.5
Energy	9.6
Insurance	6.9
Banks	6.6
Beverage	6.3
Media	5.8
Food	5.3
Commercial Services & Supplies	3.9
Materials	3.4
Tobacco	3.0
Household & Personal Products	1.9
Automobiles & Components	1.8
Technology Hardware & Equipment	1.7
Food & Staples Retailing	1.6
Software & Services	1.1
Retailing	0.9
Telecommunication Services	0.8
Utilities	0.7
Diversified Financials	0.6
Health Care Equipment & Services	0.6
Transportation	0.5
Food, Beverage & Tobacco	0.1

Total Common Stocks	85.5
Preferred Stocks	0.1
Registered Investment Company	15.1
Other Assets and Liabilities (Net)	(0.7)

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2013

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Value Fund

Portfolio Highlights as of March 31, 2013 (Unaudited)

Hypothetical Illustration of $10,000 Invested in Tweedy,

Browne Value Fund vs. Standard & Poor’s 500 Stock Index

(“S&P 500”) and S&P 500/MSCI World Index (Hedged to US$)

12/8/93 through 3/31/13

Hypothetical Illustration of $10,000 Invested in Tweedy,

Browne Value Fund vs. MSCI World Index (Hedged to US$)

1/1/07 through 3/31/13

Period Ended 3/31/13	Tweedy, Browne Value Fund	S&P 500/MSCI World Index (Hedged to US$)†	MSCI World Index (Hedged to US$)	S&P 500
1 Year	17.24%	14.28%	14.28%	13.96%
5 Years	6.86	3.23	3.23	5.81
10 Years	8.00	6.90	—	8.53
Since Inception (12/8/93)	8.82	7.71	—	8.56
Total Annual Fund Operating Expense Ratios as of 3/31/12 and 3/31/13 were 1.41% and 1.40%, respectively.

† S&P 500 (12/8/93-12/31/06)/MSCI World Index (Hedged to US$) (1/1/07-present).

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charge. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

The Value Fund’s performance data shown above would have been lower had certain fees and expenses not been waived from December 8, 1993 through March 31, 1999.

S&P 500 Index is an unmanaged capitalization weighted index composed of 500 widely held common stocks that includes the reinvestment of dividends.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into US dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for this index are inclusive of dividends and net of foreign withholding taxes.

S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06, and continuing with the performance of the MSCI World Index (Hedged to US$), beginning 1/1/07 and thereafter. For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in US securities to investing no less than approximately 50% in U.S. securities, and so the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund for periods starting January 1, 2007.

Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2013

In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the Standard & Poor’s 500 Stock Index (the S&P 500), the Morgan Stanley Capital International (MSCI) World Index (Hedged to US$) and the S&P 500/MSCI World Index (Hedged to US$). For the period from the Fund’s inception through 2006, the Investment Adviser chose the S&P 500 as the relevant market benchmark. Starting in mid-December 2006, the Fund’s investment mandate changed from investing at least 80% of its assets in US securities to investing in no less than approximately 50% in US securities, and so the Investment Adviser chose the MSCI World Index (Hedged to US$) as the most relevant benchmark for the Fund for periods starting January 1, 2007. The S&P 500 is an index composed of 500 widely held common stocks. The MSCI World Index (Hedged to US$) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500/MSCI World Index (Hedged to US$) is a combination of the S&P 500 Index and the MSCI World Index (Hedged to US$), linked together by Tweedy, Browne Company, and represents the performance of the S&P 500 Index for the periods 12/8/93 – 12/31/06, and the performance of the MSCI, World Index (Hedged to US$), beginning 1/1/07 and thereafter. Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2013

Shares		Value (Note 2)

	COMMON STOCKS—87.0%

	France—4.1%
360,300	CNP Assurances	$4,952,760
414,600	Total SA	19,887,235

		24,839,995

	Germany—6.2%
164,718	Axel Springer AG	7,150,203
193,000	Henkel AG & Company, KGaA	15,266,321
36,000	Krones AG	2,557,296
66,400	Muenchener Rueckversicherungs AG	12,439,982

		37,413,802

	Japan—1.5%
148,100	Canon, Inc.	5,434,429
87,000	Honda Motor Company Ltd.	3,331,206

		8,765,635

	Mexico—0.5%
396,300	Arca Continental SAB de CV	2,972,455

	Netherlands—8.4%
72,500	Akzo Nobel NV	4,610,149
297,000	Heineken Holding NV	19,064,962
603,260	Royal Dutch Shell PLC, Class A	19,513,211
183,946	Unilever NV, ADR	7,541,786

		50,730,108

	Singapore—1.5%
539,000	United Overseas Bank Ltd.	8,854,441

	Spain—0.8%
669,070	Mediaset España Comunicacion SA	4,812,087

	Switzerland—12.6%
298,000	Nestle SA, Registered, Sponsored ADR	21,596,060
304,545	Novartis AG, Registered	21,692,339
92,700	Roche Holding AG	21,634,405
38,415	Zurich Insurance Group AG	10,717,824

		75,640,628

	United Kingdom—5.7%
138,000	British American Tobacco PLC	7,390,647
143,583	Diageo PLC, Sponsored ADR	18,068,485
205,000	Unilever PLC, Sponsored ADR	8,659,200

		34,118,332

	United States—45.7%
94,535	3M Company	10,050,016
75,523	American National Insurance Company	6,560,683
568,045	Bank of New York Mellon Corporation/The	15,899,580
176,890	Baxter International, Inc.	12,849,290
80	Berkshire Hathaway Inc., Class A(a)	12,502,400

Shares		Value (Note 2)

	United States (continued)
30,626	Berkshire Hathaway Inc., Class B(a)	$3,191,229
297,433	Brown & Brown, Inc.	9,529,753
627,475	Cisco Systems, Inc.	13,120,502
230,068	Comcast Corporation, Special Class A	9,115,294
211,695	ConocoPhillips	12,722,870
268,845	Devon Energy Corporation	15,168,235
129,850	Emerson Electric Company	7,254,719
12,250	Google Inc., Class A(a)	9,726,868
307,865	Halliburton Company	12,440,825
246,189	Johnson & Johnson	20,071,789
445,800	Leucadia National Corporation	12,228,294
18,500	Mastercard, Inc., Class A	10,010,904
36,818	National Western Life Insurance Company, Class A	6,479,968
98,000	Norfolk Southern Corporation	7,553,840
94,800	Philip Morris International, Inc.	8,788,908
76,952	Phillips 66	5,384,331
137,202	UniFirst Corporation	12,416,781
88,835	Union Pacific Corporation	12,650,992
163,415	Wal-Mart Stores, Inc.	12,228,344
437,085	Wells Fargo & Company	16,167,774

		274,114,189

	TOTAL COMMON STOCKS (Cost $309,145,338)	522,261,672

	REGISTERED INVESTMENT COMPANY—9.9%
59,370,832	Dreyfus Government Prime Cash Management (Cost $59,370,832)	59,370,832

Face Value

	U.S. TREASURY BILL—2.2%
$13,500,000	0.114%(b) due 06/13/13(c) (Cost $13,496,907)	13,498,421

TOTAL INVESTMENTS (Cost $382,013,077)	99.1%	595,130,925
UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	0.6	3,767,428
OTHER ASSETS AND LIABILITIES (Net)	0.3	1,436,788

NET ASSETS	100.0%	$600,335,141

(a)	Non-income producing security.
(b)	Rate represents annualized yield at date of purchase.
(c)	This security has been segregated to cover certain open forward contracts. At March 31, 2013, liquid assets totaling $13,498,421 have been segregated to cover such open forward contracts.

Abbreviations:
ADR	—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Sector Diversification (Unaudited)

March 31, 2013

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Energy	14.2%
Insurance	11.0
Pharmaceuticals, Biotechnology & Life Sciences	10.6
Beverage	6.7
Food	6.3
Diversified Financials	4.7
Banks	4.2
Media	3.5
Transportation	3.4
Capital Goods	3.3
Software & Services	3.3
Technology Hardware & Equipment	3.1
Tobacco	2.7
Household & Personal Products	2.5
Health Care Equipment & Services	2.1
Commercial Services & Supplies	2.1
Food & Staples Retailing	2.0
Materials	0.8
Automobiles & Components	0.5

Total Common Stocks	87.0
Registered Investment Company	9.9
U.S. Treasury Bill	2.2
Unrealized Appreciation on Forward Contracts (Net)	0.6
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2013

Schedule of Forward Exchange Contracts

March 31, 2013

Contracts		Counter- party	Contract Value Date	Contract Value on Origination Date	Value 3/31/13 (Note 2)	Unrealized Gain (Loss)
FORWARD EXCHANGE CONTRACT TO BUY(a)
7,500,000	European Union Euro	BNY	4/3/13	$9,621,001	$9,631,074	$10,073

FORWARD EXCHANGE CONTRACTS TO SELL(a)
7,500,000	European Union Euro	BNY	4/3/13	$(10,020,900)	$(9,631,074)	$389,826
4,000,000	European Union Euro	NTC	9/12/13	(5,064,760)	(5,143,353)	(78,593)
7,000,000	European Union Euro	SSB	11/4/13	(9,097,270)	(9,006,005)	91,265
5,000,000	European Union Euro	NTC	12/2/13	(6,509,550)	(6,434,900)	74,650
10,000,000	European Union Euro	BNY	12/9/13	(13,058,100)	(12,870,821)	187,279
23,000,000	European Union Euro	NTC	2/24/14	(30,739,729)	(29,628,729)	1,111,000
10,000,000	European Union Euro	BNY	4/8/14	(12,872,001)	(12,888,621)	(16,620)
4,000,000	Great Britain Pound Sterling	BNY	4/30/13	(6,428,400)	(6,072,696)	355,704
3,000,000	Great Britain Pound Sterling	NTC	9/12/13	(4,768,440)	(4,552,110)	216,330
4,000,000	Great Britain Pound Sterling	NTC	10/22/13	(6,417,399)	(6,069,149)	348,250
3,000,000	Great Britain Pound Sterling	BNY	12/9/13	(4,799,790)	(4,551,732)	248,058
160,000,000	Japanese Yen	JPM	7/16/14	(1,806,766)	(1,713,376)	93,390
260,000,000	Japanese Yen	JPM	8/19/14	(2,815,132)	(2,786,383)	28,749
16,000,000	Mexican Peso	JPM	1/21/14	(1,218,492)	(1,261,613)	(43,121)
7,000,000	Singapore Dollar	SSB	12/9/13	(5,736,717)	(5,646,785)	89,932
4,000,000	Swiss Franc	NTC	9/12/13	(4,227,213)	(4,235,225)	(8,012)
9,250,000	Swiss Franc	BNY	10/22/13	(9,977,349)	(9,802,093)	175,256
8,000,000	Swiss Franc	JPM	11/4/13	(8,625,802)	(8,479,881)	145,921
7,500,000	Swiss Franc	BNY	12/2/13	(8,137,314)	(7,954,728)	182,586
7,000,000	Swiss Franc	NTC	2/24/14	(7,617,058)	(7,437,998)	179,060
3,500,000	Swiss Franc	BNY	4/8/14	(3,709,120)	(3,722,675)	(13,555)

TOTAL				$(163,647,302)	$(159,889,947)	$3,757,355

Unrealized Appreciation on Forward Contracts (Net)						$3,767,428

(a) Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

BNY	—	The Bank of New York Mellon	NTC	—	Northern Trust Company
JPM	—	JPMorgan Chase Bank NA	SSB	—	State Street Bank and Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne

Worldwide High Dividend Yield Value Fund

Portfolio Highlights as of March 31, 2013 (Unaudited)

Hypothetical Illustration of $10,000 Invested in

Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.

Morgan Stanley Capital International (“MSCI”) World Index (in US$)

9/5/07 through 3/31/13

Period Ended 3/31/13	Tweedy, Browne Worldwide High Dividend Yield Value Fund	MSCI World Index (in US$)
1 Year	11.32%	11.86%
5 Years	4.30	2.23
Since Inception (9/5/07)	3.35	0.73
Gross Annual Fund Operating Expense Ratios as of 3/31/12 and 3/31/13 were 1.39% and 1.39%, respectively.
Net Annual Fund Operating Expense Ratios as of 3/31/12 and 3/31/13 were 1.39% and 1.39%, respectively.

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end.

The Fund does not impose any front-end or deferred sales charge. However, the Fund imposes a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses (i.e., the fees and expenses attributable to investing cash balances in money market funds) and may differ from those shown in the Funds’ financial statements.

Tweedy, Browne Company LLC (the “Investment Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through December 31, 2013. In this arrangement the Fund has agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (US$) reflects the return of this index for a US dollar investor. Results for this index are inclusive of dividends and net of foreign withholding taxes.

The index is unmanaged, and the figures for the index shown includes reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Perspective on Assessing Investment Results (Unaudited)

March 31, 2013

In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of an appropriate broad-based securities index, the Morgan Stanley Capital International (MSCI) World Index (in US dollars). Although we believe this comparison may be useful, the historical results of the MSCI World Index (in US dollars) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”

We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.

Mr. Shahan concluded:

Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2013

Shares		Value (Note 2)

	COMMON STOCKS—88.2%

	Australia—1.5%
2,310,000	Metcash Ltd.	$9,970,284

	France—7.1%
458,685	CNP Assurances	6,305,181
508,900	SCOR SE	14,637,835
555,000	Total SA	26,621,841

		47,564,857

	Germany—8.3%
410,450	Axel Springer AG	17,817,123
107,000	Muenchener Rueckversicherungs AG	20,046,356
160,500	Siemens AG	17,318,320

		55,181,799

	Italy—1.6%
457,200	Eni SpA	10,291,638

	Japan—0.4%
183,000	Mitsubishi Tanabe Pharma Corporation	2,802,808

	Mexico—0.5%
476,115	Arca Continental SAB de CV	3,571,108

	Netherlands—8.7%
222,000	Akzo Nobel NV	14,116,596
755,160	Royal Dutch Shell PLC, Class A	24,426,627
479,000	Unilever NV, CVA	19,654,894

		58,198,117

	Singapore—3.7%
590,000	DBS Group Holdings Ltd.	7,609,221
1,037,000	United Overseas Bank Ltd.	17,035,354

		24,644,575

	Switzerland—15.4%
705,525	ABB Ltd.	15,951,518
221,000	Nestle SA, Registered	16,021,596
389,200	Novartis AG, Registered	27,722,203
93,000	Roche Holding AG	21,704,420
76,260	Zurich Insurance Group AG	21,276,617

		102,676,354

	Thailand—0.4%
386,200	Bangkok Bank Public Company Ltd., NVDR	2,927,656

	United Kingdom—22.0%
1,783,900	BAE Systems PLC	10,680,589
172,000	British American Tobacco PLC	9,211,531
856,700	Daily Mail & General Trust PLC, Class A	9,229,520
510,700	Diageo PLC, Sponsored ADR	16,090,957
4,166,945	G4S PLC	18,437,636
636,736	GlaxoSmithKline PLC	14,874,926

Shares		Value (Note 2)

	United Kingdom (continued)
2,275,750	HSBC Holdings PLC	$24,275,535
378,647	Imperial Tobacco Group PLC	13,218,172
371,400	Pearson PLC	6,677,156
264,615	Provident Financial PLC	6,284,187
1,719,878	Tesco PLC	9,964,305
2,609,000	Vodafone Group PLC	7,392,369

		146,336,883

	United States—18.6%
61,000	Arthur J. Gallagher & Company	2,519,910
100,700	Automatic Data Processing, Inc.	6,547,514
764,255	Cisco Systems, Inc.	15,980,572
221,100	ConocoPhillips	13,288,110
247,700	Emerson Electric Company	13,838,999
313,625	Johnson & Johnson	25,569,846
49,600	Kimberly-Clark Corporation	4,859,808
50,970	Lockheed Martin Corporation	4,919,624
111,405	Philip Morris International, Inc.	10,328,358
74,000	Phillips 66	5,177,780
270,500	Sysco Corporation	9,513,485
304,900	Wells Fargo & Company	11,278,251

		123,822,257

	TOTAL COMMON STOCKS (Cost $474,154,203)	587,988,336

	REGISTERED INVESTMENT COMPANY—9.2%
61,651,831	Dreyfus Government Prime Cash Management (Cost $61,651,831)	61,651,831

Face Value

	U.S. TREASURY BILLS—3.2%
$6,000,000	0.114%(a) due 06/13/13	5,999,298
15,000,000	0.121%(a) due 08/15/13	14,995,050

	TOTAL U.S. TREASURY BILLS (Cost $20,991,797)	20,994,348

TOTAL INVESTMENTS (Cost $556,797,831)	100.6%	670,634,515
OTHER ASSETS AND LIABILITIES (Net)	(0.6)	(3,783,739)

NET ASSETS	100.0%	$666,850,776

(a)	Rate represents annualized yield at date of purchase.

Abbreviations:
ADR	—	American Depositary Receipt
CVA	—	Certificaaten van aandelen (Share Certificates)
NVDR	—	Non Voting Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Sector Diversification (Unaudited)

March 31, 2013

Sector Diversification	Percentage of Net Assets

COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	13.9%
Energy	12.1
Insurance	9.7
Banks	9.5
Capital Goods	9.4
Food	5.3
Media	5.1
Tobacco	4.9
Food & Staples Retailing	4.4
Beverage	2.9
Commercial Services & Supplies	2.8
Technology Hardware & Equipment	2.4
Materials	2.1
Telecommunication Services	1.1
Software & Services	1.0
Diversified Financials	0.9
Household & Personal Products	0.7

Total Common Stocks	88.2
Registered Investment Company	9.2
U.S. Treasury Bills	3.2
Other Assets and Liabilities (Net)	(0.6)

Net Assets	100.0%

Portfolio Composition (Unaudited)

March 31, 2013

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Assets and Liabilities

March 31, 2013

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

ASSETS
Investments, at cost(a)	$3,877,084,045	$249,661,871	$382,013,077	$556,797,831

Investments in unaffiliated issuers, at value (Note 2)	$5,697,609,744	$284,368,880	$595,130,925	$670,634,515
Investments in affiliated issuers, at value (Note 4)	126,067,351	—	—	—
Cash	243,117	41,136	155,913	58,616
Foreign currency(b)	345,958	7,350	40	113
Dividends and interest receivable	8,528,861	510,523	675,850	1,218,310
Receivable for investment securities sold	13,939,191	—	—	—
Recoverable foreign withholding taxes	14,401,596	494,917	1,010,994	977,456
Receivable for Fund shares sold	13,639,793	683,366	349,249	198,820
Unrealized appreciation of forward exchange contracts (Note 2)	91,000,769	—	3,927,329	—
Prepaid expense	49,269	2,952	4,899	5,463

Total Assets	$5,965,825,649	$286,109,124	$601,255,199	$673,093,293

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$16,985,935	$—	$159,901	$—
Payable for Fund shares redeemed	5,542,047	1,899,574	206,926	5,502,825
Payable for investment securities purchased	7,602,334	1,413,027	—	—
Investment advisory fee payable (Note 3)	3,981,624	190,096	403,474	474,465
Shareholder servicing and administration fees payable (Note 3)	108,368	4,667	11,136	12,137
Accrued foreign capital gains taxes	4,733,228	165,900	—	126,435
Accrued expenses and other payables	1,243,452	61,147	138,621	126,655

Total Liabilities	40,196,988	3,734,411	920,058	6,242,517

NET ASSETS	$5,925,628,661	$282,374,713	$600,335,141	$666,850,776

NET ASSETS consist of
Undistributed net investment income	$12,642,672	$779,673	$1,391,127	$2,568,613
Accumulated net realized gain (loss) on securities, forward exchange contracts and foreign currencies	153,843,376	(4,040,079)	7,582,707	(9,735,635)
Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets	2,019,976,138	34,687,972	216,841,035	113,804,649
Paid-in capital	3,739,166,475	250,947,147	374,520,272	560,213,149

Total Net Assets	$5,925,628,661	$282,374,713	$600,335,141	$666,850,776

CAPITAL STOCK (common stock outstanding)	235,995,287	21,423,803	27,696,763	62,492,703

NET ASSET VALUE offering and redemption price per share	$25.11	$13.18	$21.68	$10.67

(a)

Includes investments in affiliated issuers for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $92,276,490, $0, $0 and $0, respectively (Note 4).

(b)	Foreign currency held at cost for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund was $345,822, $7,349, $41 and $115, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Operations

For the Year Ended March 31, 2013

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund

INVESTMENT INCOME
Dividends(a)	$157,828,335	$8,795,525	$13,672,641	$21,446,490
Less foreign withholding taxes	(13,909,956)	(689,195)	(950,675)	(1,336,561)
Interest	163,171	3	15,524	16,703

Total Investment Income	144,081,550	8,106,333	12,737,490	20,126,632

EXPENSES
Investment advisory fee (Note 3)	63,738,245	3,260,294	6,564,747	7,735,725
Transfer agent fees (Note 3)	1,975,534	67,598	273,982	141,520
Custodian fees (Note 3)	1,496,960	93,131	82,147	162,707
Fund administration and accounting fees (Note 3)	1,226,296	65,485	128,749	151,094
Legal and audit fees	349,625	25,098	48,029	52,559
Shareholder servicing and administration fees (Note 3)	365,013	19,248	37,632	44,964
Directors’ fees and expenses (Note 3)	339,629	17,571	35,225	42,186
Other	828,848	87,384	108,044	146,565

Total expenses before waivers	70,320,150	3,635,809	7,278,555	8,477,320

Investment advisory fees recouped and/or waived (Note 3)	—	(62,911)	—	32

Net Expenses	70,320,150	3,572,898	7,278,555	8,477,352

NET INVESTMENT INCOME	73,761,400	4,533,435	5,458,935	11,649,280

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Securities(a)	384,518,077	7,467,119	17,211,334	(1,007,595)
Forward exchange contracts(b)	49,933,309	—	2,730,575	—
Foreign currencies and net other assets	(1,360,272)	(72,649)	(53,907)	(1,006,769)

Net realized gain (loss) on investments during the year	433,091,114	7,394,470	19,888,002	(2,014,364)

Net unrealized appreciation (depreciation) of:
Securities(c)	293,061,180	23,300,042	60,205,087	63,731,981
Forward exchange contracts(b)	60,316,511	—	3,439,866	—
Foreign currencies and net other assets	(501,200)	(18,671)	(37,526)	(31,033)

Net unrealized appreciation of investments	352,876,491	23,281,371	63,607,427	63,700,948

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	785,967,605	30,675,841	83,495,429	61,686,584

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$859,729,005	$35,209,276	$88,954,364	$73,335,864

(a)	Dividend income and net realized gain (loss) on securities from affiliated issuers for Global Value Fund were $2,655,139 and $259,745, respectively (Note 4).
(b)	Primary risk exposure being hedged is currency risk.
(c)	Net accrued foreign capital gains taxes of $4,733,228, $165,900, $0, and $126,435, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Global Value Fund		Global Value Fund II – Currency Unhedged
	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2013	Year Ended 3/31/2012
INVESTMENT ACTIVITIES:
Net investment income	$73,761,400	$81,360,086	$4,533,435	$2,248,238

Net realized gain (loss) on securities, forward exchange contracts and currency transactions	433,091,114	129,586,158	7,394,470	(512,065)

Net unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets	352,876,491	(80,627,308)	23,281,371	3,466,707

Net increase in net assets resulting from operations	859,729,005	130,318,936	35,209,276	5,202,880

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(71,689,334)	(80,821,151)	(4,160,542)	(1,707,314)

Distributions to shareholders from net realized gain on investments	(468,238,209)	(108,527,128)	(213,860)	(936,941)

Total distributions	(539,927,543)	(189,348,279)	(4,374,402)	(2,644,255)

Net increase (decrease) in net assets from Fund share transactions (Note 5)	846,388,388	68,759,348	(23,800,594)	177,611,793

Redemption fees	166,171	211,170	3,110	12,091

Net increase in net assets	1,166,356,021	9,941,175	7,037,390	180,182,509

NET ASSETS
Beginning of year	4,759,272,640	4,749,331,465	275,337,323	95,154,814

End of year	$5,925,628,661	$4,759,272,640	$282,374,713	$275,337,323

Undistributed net investment income at end of year	$12,642,672	$11,930,878	$779,673	$494,547

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2013	Year Ended 3/31/2012	Year Ended 3/31/2013	Year Ended 3/31/2012
INVESTMENT ACTIVITIES:
Net investment income	$5,458,935	$6,340,633	$11,649,280	$7,711,965

Net realized gain (loss) on securities, forward exchange contracts and currency transactions	19,888,002	10,575,618	(2,014,364)	(76,896)

Net unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets	63,607,427	(2,966,563)	63,700,948	16,902,617

Net increase in net assets resulting from operations	88,954,364	13,949,688	73,335,864	24,537,686

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(5,292,473)	(5,703,656)	(9,382,356)	(6,345,447)

Distributions to shareholders from net realized gain on investments	(19,218,623)	(10,357,028)	—	—

Total distributions	(24,511,096)	(16,060,684)	(9,382,356)	(6,345,447)

Net increase in net assets from Fund share transactions (Note 5)	55,832,219	14,644,168	65,574,067	229,005,039

Redemption fees	—	—	14,302	21,259

Net increase in net assets	120,275,487	12,533,172	129,541,877	247,218,537

NET ASSETS
Beginning of year	480,059,654	467,526,482	537,308,899	290,090,362

End of year	$600,335,141	$480,059,654	$666,850,776	$537,308,899

Undistributed net investment income at end of year	$1,391,127	$1,278,572	$2,568,613	$1,308,458

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Global Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11	Year Ended 3/31/10	Year Ended 3/31/09
Net asset value, beginning of year	$23.79	$24.16	$22.13	$14.15	$27.21

Income from investment operations:
Net investment income	0.35	0.42	0.26	0.33	0.66	(a)(b)
Net realized and unrealized gain (loss) on investments	3.61	0.19	2.08	7.98	(10.90)

Total from investment operations	3.96	0.61	2.34	8.31	(10.24)

Distributions:
Dividends from net investment income	(0.35)	(0.42)	(0.25)	(0.33)	(0.75)
Distributions from net realized gains	(2.29)	(0.56)	(0.06)	—	(2.07)

Total distributions	(2.64)	(0.98)	(0.31)	(0.33)	(2.82)

Redemption fees(c)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$25.11	$23.79	$24.16	$22.13	$14.15

Total return(d)	17.48%	2.92%	10.59%	58.85%	(38.57)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$5,925,629	$4,759,273	$4,749,331	$4,305,821	$3,094,360
Ratio of operating expenses to average net assets	1.38%	1.38%	1.39%	1.40%	1.40%
Ratio of net investment income to average net assets	1.45%	1.80%	1.16%	1.62%	3.05	%(b)
Portfolio turnover rate	16%	9%	12%	7%	16%

(a)	Net investment income per share was calculated using the average shares method.
(b)

For year ended 3/31/09, investment income per share reflects a special dividend which amounted to $0.14 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 2.42% per share.

(c)	Amount represents less than $0.01 per share.
(d)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Global Value Fund II – Currency Unhedged

For a Fund share outstanding throughout each year/period.

	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11	Period Ended 3/31/10(a)
Net asset value, beginning of year/period	$11.69	$11.52	$10.27	$10.00

Income from investment operations:
Net investment income	0.23	0.10	0.08	0.00	(b)
Net realized and unrealized gain (loss) on investments	1.49	0.20	1.25	0.27

Total from investment operations	1.72	0.30	1.33	0.27

Distributions:
Dividends from net investment income	(0.22)	(0.08)	(0.07)	0.00	(b)
Distributions from net realized gains	(0.01)	(0.05)	(0.01)	—

Total distributions	(0.23)	(0.13)	(0.08)	0.00	(b)

Redemption fees(b)	0.00	0.00	0.00	0.00

Net asset value, end of year/period	$13.18	$11.69	$11.52	$10.27

Total return(c)	14.77%	2.68%	13.00%	2.74%

Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$282,375	$275,337	$95,155	$34,575
Ratio of operating expenses to average net assets	1.37%	1.37%	1.37%	1.37	%(d)
Ratio of operating expenses to average net assets excluding recoupments and/or waivers of expenses	1.39%	1.40%	1.58%	2.56	%(d)
Ratio of net investment income to average net assets	1.74%	1.07%	0.97%	0.04	%(d)
Portfolio turnover rate	28%	5%	2%	0%

(a)	Commenced operations on October 26, 2009.
(b)	Amount represents less than $0.01 per share.
(c)	Total return represents aggregate total return for the periods indicated.
(d)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11	Year Ended 3/31/10	Year Ended 3/31/09
Net asset value, beginning of year	$19.35	$19.46	$19.03	$12.73	$20.90

Income from investment operations:
Net investment income	0.20	0.27	0.19	0.24	0.18
Net realized and unrealized gain(loss) on investments	3.05	0.31	1.45	6.27	(6.22)

Total from investment operations	3.25	0.58	1.64	6.51	(6.04)

Distributions:
Dividends from net investment income	(0.20)	(0.25)	(0.20)	(0.21)	(0.20)
Distributions from net realized gains	(0.72)	(0.44)	(1.01)	—	(1.93)

Total distributions	(0.92)	(0.69)	(1.21)	(0.21)	(2.13)

Net asset value, end of year	$21.68	$19.35	$19.46	$19.03	$12.73

Total return(a)	17.24%	3.26%	8.77%	51.18%	(30.01)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$600,335	$480,060	$467,526	$403,043	$304,787
Ratio of operating expenses to average net assets	1.39%	1.40%	1.39%	1.42%	1.41%
Ratio of net investment income to average net assets	1.04%	1.42%	1.02%	1.40%	1.02%
Portfolio turnover rate	8%	10%	11%	11%	37%

(a)	Total return represents aggregate total return for the periods indicated.

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/13	Year Ended 3/31/12	Year Ended 3/31/11	Year Ended 3/31/10	Year Ended 3/31/09
Net asset value, beginning of year	$9.75	$9.52	$8.62	$6.09	$9.70

Income from investment operations:
Net investment income	0.19	0.20	0.18	0.20	0.22
Net realized and unrealized gain (loss) on investments	0.89	0.21	0.91	2.53	(3.57)

Total from investment operations	1.08	0.41	1.09	2.73	(3.35)

Distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.19)	(0.20)	(0.26)

Redemption fees(a)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of year	$10.67	$9.75	$9.52	$8.62	$6.09

Total return(b)	11.32%	4.35%	13.03%	45.19%	(35.25)%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$666,851	$537,309	$290,090	$145,094	$79,913
Ratio of operating expenses to average net assets	1.37%	1.37%	1.37%	1.37%	1.37%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers of expenses	1.37%	1.37%	1.39%	1.46%	1.54%
Ratio of net investment income to average net assets	1.88%	2.11%	2.00%	2.36%	2.99%
Portfolio turnover rate	12%	6%	16%	18%	38%

(a)	Amount represents less than $0.01 per share.
(b)	Total return represents aggregate total return for the periods indicated.

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States (“U.S.”) Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II – Currency Unhedged (“Global Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”), (each a “Fund” and together, the “Funds”), are each a diversified series of the Company.

The Funds commenced operations as follows:

Fund	Commencement of Operations
Global Value Fund	06/15/93
Global Value Fund II – Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide High Dividend Yield Value Fund	09/05/07

Global Value Fund and Global Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the U.S. (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation Portfolio securities and other assets, listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets, which are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, will be valued at fair value as determined in good faith by the Investment Adviser under the direction of the Funds’ Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sales price does not reflect current market value at the time of valuing the Funds’ asset due to developments since such last price) may be valued at fair value if the Investment Adviser concludes that fair valuation will likely result in a more accurate net asset valuation. The Funds’ use of fair value pricing may cause the net asset value of the Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Funds’ Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

Fair Value Measurements The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of the levels are recognized at the value at the end of the period. The following is a summary of the inputs used to value the Funds’ assets carried at fair value as of March 31, 2013. See each respective Portfolio of Investments for details on portfolio holdings.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

	Global Value Fund
	Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Equity Securities
Common Stocks
Switzerland	$1,031,566,288	$1,031,086,854	$—	$479,434
All Other Countries	3,865,898,936	3,865,898,936	—	—
Preferred Stocks	11,608,594	11,608,594	—	—
Registered Investment Company	777,617,220	777,617,220	—	—
U.S. Treasury Bills	136,986,057	—	136,986,057	—

Total Investments in Securities	5,823,677,095	5,686,211,604	136,986,057	479,434
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	91,000,769	—	91,000,769	—
Liability
Unrealized depreciation of forward exchange contracts	(16,985,935)	—	(16,985,935)	—

Total	$5,897,691,929	$5,686,211,604	$211,000,891	$479,434

	Global Value Fund II – Currency Unhedged
	Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Equity Securities
Common Stocks
Japan	$11,776,367	$11,644,128	$132,239	$—
All Other Countries	229,615,767	229,615,767	—	—
Preferred Stocks	375,523	375,523	—	—
Registered Investment Company	42,601,223	42,601,223	—	—

Total Investments in Securities	$284,368,880	$284,236,641	$132,239	$—

	Value Fund
	Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Equity Securities
Common Stocks	$522,261,672	$522,261,672	$—	$—
Registered Investment Company	59,370,832	59,370,832	—	—
U.S. Treasury Bill	13,498,421	—	13,498,421	—

Total Investments in Securities	595,130,925	581,632,504	13,498,421	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	3,927,329	—	3,927,329	—
Liability
Unrealized depreciation of forward exchange contracts	(159,901)	—	(159,901)	—

Total	$598,898,353	$581,632,504	$17,265,849	$—

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

	Worldwide High Dividend Yield Value Fund
	Total Value at March 31, 2013	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Equity Securities
Common Stocks	$587,988,336	$587,988,336	$—	$—
Registered Investment Company	61,651,831	61,651,831	—	—
U.S. Treasury Bills	20,994,348	—	20,994,348	—

Total Investments in Securities	$670,634,515	$649,640,167	$20,994,348	$—

The following is a reconciliation of Global Value Fund’s Level 3 investment. The Level 3 security listed below was fair valued pursuant to the Funds’ fair value procedures. It is a low volume security and its market price was determined based on a review of various market quotes. Transfers in and out of Level 3 are recognized at the end of the reporting period.

Equity Securities
Balance as of March 31, 2012	$14,799
Transfer in	479,434
Gross sales	(259,745)
Net realized gain	259,745
Change in unrealized appreciation (depreciation)	(14,799)

Balance as of March 31, 2013	$479,434

The net unrealized losses presented in the table above relate to investments that were held during the year ended March 31, 2013. Global Value Fund presents these losses on the Statements of Operations as net unrealized appreciation of securities.

Transfers between Level 1 and Level 2 are recognized at the end of the reporting period. As of March 31, 2013, a security with an end of period value of $132,239 held by Global Value Fund II – Currency Unhedged was transferred from Level 1 into Level 2 due to a mean price being used. As of March 31, 2013, securities with end of period values of $2,316,477 and $9,970,284 held by Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, respectively, were transferred from Level 2 into Level 1, due to active trading volume.

Foreign Currency The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities, which result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/(depreciation) of securities. All other unrealized gains and losses, which result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/(depreciation) of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts Global Value Fund and Value Fund are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives and may enter into forward exchange contracts for non-trading purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each of the Funds as an unrealized gain or loss on the Statement of Operations. When the contract is closed, the Funds record a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of open contracts at March 31, 2013 and the value of the contracts at the time they were opened is included on the Statement of Assets and Liabilities under unrealized appreciation/(depreciation) of forward exchange contracts.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend.

Foreign Taxes The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Dividends and Distributions to Shareholders Dividends from net investment income, if any, will be declared and paid annually for Global Value Fund, Global Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes    Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Expenses Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under each Advisory Agreement, the Company pays the Investment Adviser a fee at the annual rate of 1.25% of the value of each Fund’s average daily net assets. The fee is payable monthly, provided each Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2013, the Investment Adviser received $63,738,245, $3,260,294, $6,564,747 and $7,735,725 for Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

The Investment Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund to the extent necessary to maintain the total annual fund operating expenses for each Fund (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37% of each Fund’s average daily net assets. This arrangement will continue at least through December 31, 2013. During the year ended March 31, 2013, the Investment Adviser waived $62,911 for Global Value Fund II – Currency Unhedged. In this arrangement, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund have agreed, during the two-year period following any waiver or reimbursement by the Investment Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% of each Fund’s average daily net assets on an annualized basis. During the year ended March 31, 2013, the Investment Adviser recouped $32 for Worldwide High Dividend Yield Value Fund. At March 31, 2013, the amount of potential recovery expiring March 31, 2014 and March 31, 2015 on Global Value Fund II – Currency Unhedged was $53,134 and $62,911, respectively.

The Investment Adviser is reimbursed by the Funds for the cost of settling transactions in U.S. securities for the Funds through its clearing broker. For the year ended March 31, 2013, Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund reimbursed the Investment Adviser $690, $75, $510 and $510, respectively, for such transaction charges.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

As of March 31, 2013, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $110.6 million, $4.1 million, $64.1 million and $7.4 million of their own money invested in Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

For the period April 17, 2012 through March 31, 2013, the Company paid the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds. Prior to April 16, 2012, the Company paid the Investment Adviser an annual amount of $200,000 for these services.

No officer, director or employee of the Investment Adviser, BNY Mellon or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $100,000 annually, to be paid quarterly in $25,000 increments plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $20,000. (Prior to January 1, 2013, the annual fee was $10,000). The annual fee of $100,000 paid to each Independent Director, and the annual fee of $20,000 paid to the Lead Independent Director, is divided proportionately between the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”)

with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY Mellon an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

Bank of New York Mellon Asset Servicing, an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ custodian pursuant to a custody agreement (the “Custody Agreement”). BNY Mellon also serves as the Funds’ transfer agent. The Investment Adviser also serves as the distributor to the Funds and pays all distribution fees. No distribution fees are paid by the Funds.

At March 31, 2013, two shareholders owned 10.1% and 5.1%, respectively, of Global Value Fund II – Currency Unhedged’s outstanding shares; one shareholder owned 8.9% of Value Fund’s outstanding shares; and two shareholders owned 6.9% and 5.1%, respectively, of Worldwide High Dividend Yield Value Fund’s outstanding shares. Investment activities of these shareholders could have an impact on each respective Fund.

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the issuers, which may be deemed “affiliated companies”, owned by Global Value Fund, as well as transactions that occurred in the securities of such issuers during the year ended March 31, 2013:

Amount Held at 3/31/12	Name of Issuer	Value at 3/31/12	Purchase Cost	Sales Proceeds	Value at 3/31/13	Shares Held at 3/31/13	Dividend Income 4/1/12 to 3/31/13	Net Realized Gain (Loss) 4/1/12 to 3/31/13
186,990	Coltene Holding AG	$6,413,332	$876,676	$—	$10,528,687	218,165	$225,995	$—
43,688	Phoenix Mecano AG	25,859,468	4,751,618	—	26,653,209	53,473	468,794	—
185,918	PubliGroupe SA, Registered	27,542,646	—	—	28,213,123	185,918	1,075,465	—
248,117	Siegfried Holding AG	25,474,645	—	—	32,359,100	248,117	272,611	—
4,795,392	Sol SpA	26,961,787	—	—	28,313,232	4,795,392	612,274	—
1,111,317	Unidare	14,799	—	206,705	—	—	—	259,745
		$112,266,677	$5,628,294	$206,705	$126,067,351		$2,655,139	$259,745

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2013, are as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$708,358,296	$60,719,671	$52,655,031	$138,222,201
Sales	$720,775,402	$78,638,597	$36,917,629	$62,090,316

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 of the unissued shares have been designated as shares of Global Value Fund, Global Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund, Global Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund, including exchange redemptions, within

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by each Fund.

Changes in shares outstanding for the year ended March 31, 2013 were as follows:

	Global Value Fund
	Shares	Amount
Sold	44,889,413	$1,085,912,284
Reinvested	21,513,953	501,704,356
Redeemed	(30,446,402)	(741,228,252)
Net Increase	35,956,964	$846,388,388

	Global Value Fund II – Currency Unhedged
	Shares	Amount
Sold	7,729,265	$92,293,098
Reinvested	279,112	3,494,483
Redeemed	(3,997,621)	(47,096,811)
Redeemed in-kind[a]	(6,138,134)	(72,491,364)
Net Decrease	(2,127,378)	$(23,800,594)

	Value Fund
	Shares	Amount
Sold	3,929,458	$76,794,259
Reinvested	1,176,550	23,257,296
Redeemed	(2,216,828)	(44,219,336)
Net Increase	2,889,180	$55,832,219

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	21,244,818	$206,943,116
Reinvested	971,235	9,068,814
Redeemed	(14,818,706)	(150,437,863)
Net Increase	7,397,347	$65,574,067

[a]

During the year ended March 31, 2013, certain shareholders of the Fund were permitted to redeem shares in-kind. As a result, the Fund realized a net gain of $10,199,333 for financial reporting purposes.

Changes in shares outstanding for the year ended March 31, 2012 were as follows:

	Global Value Fund
	Shares	Amount
Sold	25,554,118	$587,560,795
Reinvested	7,991,107	174,041,888
Redeemed	(30,103,966)	(692,843,335)
Net Increase	3,441,259	$68,759,348

	Global Value Fund II – Currency Unhedged
	Shares	Amount
Sold	17,861,667	$206,199,250
Reinvested	235,365	2,511,341
Redeemed	(2,807,210)	(31,098,798)
Net Increase	15,289,822	$177,611,793

	Value Fund
	Shares	Amount
Sold	2,897,481	$53,787,654
Reinvested	851,875	15,262,927
Redeemed	(2,962,920)	(54,406,413)
Net Increase	786,436	$14,644,168

	Worldwide High Dividend Yield Value Fund
	Shares	Amount
Sold	29,232,669	$272,213,216
Reinvested	650,987	6,131,527
Redeemed	(5,263,156)	(49,339,704)
Net Increase	24,620,500	$229,005,039

6. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2013 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$71,689,334	$4,175,660	$5,292,473	$9,382,356
Short-term capital gain	14,747,706	—	1,069,195	—
Ordinary income	86,437,040	4,175,660	6,361,668	9,382,356
Long-term capital gain	453,490,503	198,742	18,149,428	—
Total Distributions	$539,927,543	$4,374,402	$24,511,096	$9,382,356

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2012 is as follows:

Distributions paid from:	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Investment income	$80,821,151	$1,707,501	$5,703,656	$6,345,447
Short-term capital gain	—	270,485	—	—
Ordinary income	80,821,151	1,977,986	5,703,656	6,345,447
Long-term capital gain	108,527,128	666,269	10,357,028	—
Total Distributions	$189,348,279	$2,644,255	$16,060,684	$6,345,447

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$45,331,558	$789,750	$2,831,807	$2,609,052
Undistributed realized gain	199,282,225	—	9,819,523	—
Unrealized appreciation/ (depreciation)	1,941,848,403	34,680,715	213,163,539	113,804,649
Accumulated capital and other losses	—	(4,040,077)	—	(9,735,635)
Total	$2,186,462,186	$31,430,388	$225,814,869	$106,678,066

Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2013, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and distribution redesignations were identified and reclassified among the components of each Fund’s net assets as follows:

	Global Value Fund	Global Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$(1,360,272)	$(87,767)	$(53,907)	$(1,006,769)
Undistributed net realized gain (loss)	1,360,272	(10,111,566)	53,907	1,006,769
Paid-in capital	—	10,199,333	—	—

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2013, Global Value Fund II – Currency Unhedged had short-term and long-term capital loss carryforwards of $2,939,665 and $850,742, respectively, which under current federal income tax rules may be available to reduce future net realized gains on investments in any future period to the extent permitted by the Code. As of March 31, 2013, Worldwide High Dividend Yield Value Fund had a capital loss carryforward of $7,276,477 expiring on March 31, 2018, which may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Code. Utilization of the capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. During the year ended March 31, 2013, Worldwide High Dividend Yield Value Fund utilized net capital loss carryforwards of $881,471.

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2013, the Funds deferred to April 1, 2013 late year capital and ordinary losses of:

Fund	Late Year Capital Losses	Late Year Ordinary Losses
Global Value Fund	$—	$ —
Global Value Fund II – Currency Unhedged	249,670	—
Value Fund	—	—
Worldwide High Dividend Yield Value Fund	2,459,158	—

As of March 31, 2013, the aggregate cost for federal tax purposes was as follows:

Global Value Fund	$3,876,780,238
Global Value Fund II – Currency Unhedged	$249,661,873
Value Fund	$382,013,077
Worldwide High Dividend Yield Value Fund	$556,797,831

The aggregate gross unrealized appreciation/(depreciation) and net unrealized appreciation as computed on a federal income tax basis at March 31, 2013 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation
Global Value Fund	$2,017,328,151	$(70,431,294)	$1,946,896,857
Global Value Fund II – Currency Unhedged	$41,280,473	$(6,573,466)	$34,707,007
Value Fund	$217,953,297	$(4,835,449)	$213,117,848
Worldwide High Dividend Yield Value Fund	$119,466,474	$(5,629,790)	$113,836,684

7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.

TWEEDY, BROWNE FUND INC.

Notes to Financial Statements

8. Derivative Instruments

Global Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. Global Value II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. The following tables present the value of derivatives held at March 31, 2013 and the effect of derivatives held by primary exposure during the year ended March 31, 2013. For open contracts at March 31, 2013, see the Portfolio of Investments, which is also indicative of the average activity for the year ended March 31, 2013.

Statement of Assets and Liabilities

Derivative	Assets Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$91,000,769	$3,927,329

Derivative	Liabilities Location	Global Value Fund	Value Fund
Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$16,985,935	$159,901

Statement of Operations

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net realized gain (loss) on	$49,933,309	$2,730,575

Derivative		Global Value Fund	Value Fund
Forward exchange contracts	Net unrealized appreciation (depreciation) of	$60,316,511	$3,439,866

9. Litigation

Certain holders of notes issued by Tribune Company initiated litigation against Value Fund and thousands of other public shareholders, seeking to recover payments made to Tribune Company shareholders in connection with the 2007 leverage buyout of Tribune Company. Value Fund tendered its shares in a tender offer from Tribune Company and received proceeds of approximately $3.4 million. The plaintiffs allege that the shareholder payments were made in violation of various laws prohibiting constructive fraudulent transfers. The complaints allege no misconduct by Value Fund or any member of the putative defendant class. The outcome of the proceedings cannot be predicted at this time and no contingency has been recorded on the books of Value Fund.

TWEEDY, BROWNE FUND INC.

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

To the Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund and the Board of Directors of Tweedy, Browne Fund Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II – Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Funds”, each a series of Tweedy, Browne Fund Inc.) at March 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

May 17, 2013

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1. Tax Information – Year Ended March 31, 2013

For shareholders who do not have a March 31, 2013 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in January 2014 reporting the amounts and tax characterization of distributions for the 2013 calendar year.

For the fiscal year ended March 31, 2013, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund
Global Value Fund	$453,490,503
Global Value Fund II – Currency Unhedged	$198,742
Value Fund	$20,611,235
Worldwide High Dividend Yield Value Fund	$—

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2013, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund
Global Value Fund	8.34%
Global Value Fund II – Currency Unhedged	11.53%
Value Fund	62.19%
Worldwide High Dividend Yield Value Fund	33.06%

For the fiscal year ended March 31, 2013, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund
Global Value Fund	100%
Global Value Fund II – Currency Unhedged	100%
Value Fund	100%
Worldwide High Dividend Yield Value Fund	100%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Funds may elect to pass through to its shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2013, the gross income derived from foreign sources and foreign taxes paid were:

	Global Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$147,861,063	$0.6265
Foreign Taxes	10,177,855	0.0431

	Global Value Fund II – Currency Unhedged
	Dollar Amount	Per Share
Foreign Source Income	$8,260,179	$0.3856
Foreign Taxes	507,329	0.0237

	Worldwide High Dividend Yield Value Fund
	Dollar Amount	Per Share
Foreign Source Income	$17,967,159	$0.2875
Foreign Taxes	904,151	0.0145

2. Portfolio Information

The Company files the Funds’ complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available (1) on the SEC’s website at http://www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

3. Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Fund at 800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

NON-INTERESTED DIRECTORS
Name, Address, Age and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years

Paul F. Balser 420 Lexington Avenue New York, NY 10170 Age: 71 Director	12 years	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since December 2001; Partner, Generation Partners (private equity investments) from August 1995 to September 30, 2004.	4	Director, Janus Capital Group Inc. (asset management)

Bruce A. Beal 177 Milk Street Boston, MA 02109 Age: 76 Director	20 years	Partner and Chairman, The Beal Companies (real estate development and investment companies); Real estate consultant.	4	None

John C. Hover II 72 North Main Street New Hope, PA 18938 Age: 69 Director	10 years	Former Executive Vice President, United States Trust Company of New York (Retired since 2000).	4	Member of the Board of Managers of various funds managed by Bank of America’s Alternative Investments Group (9 Funds)

Richard B. Salomon 277 Park Avenue New York, NY 10172 Age: 65 Director	17 years	Senior Counsel, Cozen O’Connor (law firm) since January 2013; Member, Cozen O’Connor from April 2009 to January 2013; Partner, Wolf, Block, LLP (law firm) from April 2005 to April 2009.	4	None

		INTERESTED DIRECTORS[2]

William H. Browne One Station Place Stamford, CT 06902 Age: 68 Chairman and Director	4 years	Managing Director, Tweedy, Browne Company LLC. President, Tweedy, Browne Fund Inc. from April 2007 to July 2009. Vice President Tweedy, Browne Fund Inc. from 1993 to 2007. Director, Tweedy, Browne Fund Inc. from 1993 to 1997.	4	N/A

Thomas H. Shrager One Station Place Stamford, CT 06902 Age: 55 President and Director	5 years	Managing Director, Tweedy, Browne Company LLC.	4	N/A

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

OFFICERS WHO ARE NOT DIRECTORS
Name, Address, Age and Position(s) with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) during at Least the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company and Investment Company Directorships Held by Director during the Past 5 Years

Patricia A. Rogers[3] One Station Place Stamford, CT 06902 Age: 46 Chief Compliance Officer	9 years	Chief Compliance Officer of the Funds since June 2004; Associate General Counsel, Tweedy, Browne Company LLC.	N/A	N/A

M. Gervase Rosenberger[3] One Station Place Stamford, CT 06902 Age: 62 Chief Operating Officer, Vice President and Secretary	20 years	Executive Vice President, Tweedy, Browne Company LLC since 2001; General Counsel and Chief Compliance Officer, Tweedy, Browne Company LLC until 2001.	N/A	N/A

John D. Spears One Station Place Stamford, CT 06902 Age: 64 Vice President	20 years	Managing Director, Tweedy, Browne Company LLC.	N/A	N/A

Robert Q. Wyckoff, Jr. One Station Place Stamford, CT 06902 Age: 60 Treasurer	11 years	Managing Director, Tweedy, Browne Company LLC.	N/A	N/A

1	Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.
2

“Interested person” of the Company as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Messrs. William H. Browne and Thomas H. Shrager are each an “interested person” because of their affiliation with Tweedy, Browne Company LLC, which acts as the Funds’ investment adviser and distributor.

3

Effective April 30, 2013, Mme. M. Gervase Rosenberger has retired from her position as Chief Operating Officer, Vice President and Secretary and Mme. Patricia A. Rogers has assumed Mme. Rosenberger’s position while temporarily retaining her position as Chief Compliance Officer.

TWEEDY, BROWNE FUND INC.

One Station Place, Stamford, CT 06902

800-432-4789

www.tweedy.com

TB-ANN.0313

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $210,120 for 2013 and $206,000 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $75 for 2013 and $300 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $46,500 for 2013 and $41,100 for 2012.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Fund’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and for permitted non-audit services for the Fund’s investment adviser and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $112,192 for 2013 and $172,900 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date	May 30, 2013

By (Signature and Title)*	/s/ Robert Q. Wyckoff, Jr.
Robert Q. Wyckoff, Jr., Treasurer
(principal financial officer)

Date	May 30, 2013

* Print the name and title of each signing officer under his or her signature.